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                                                                   Exhibit 10(c)

                                  MASTER LEASE


         THIS MASTER LEASE (this "Lease") is made as of October 29, 2002 (the "Effective Date"), by and between JAX REAL ESTATE, LLC, a Delaware limited liability company ("Lessor"), and J. ALEXANDER'S RESTAURANTS, INC., a Tennessee corporation ("Lessee").

                              W I T N E S S E T H:

         THAT, in consideration of the mutual covenants and agreements herein contained, Lessor and Lessee hereby covenant and agree as follows:

         1. CERTAIN DEFINED TERMS. The following terms shall have the following meanings for all purposes of this Lease:

         "ADA" means the Americans with Disabilities Act of 1990, as such act may be amended from time to time.

         "Additional Rental" has the meaning set forth in Section 5.B.

         "Affiliate" means any Person which directly or indirectly controls, is under common control with, or is controlled by any other Person. For purposes of this definition, "controls", "under common control with" and "controlled by" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

         "Anti-Money Laundering Laws" means all applicable laws, regulations and government guidance on the prevention and detection of money laundering, including 18 U.S.C. ss. ss. 1956 and 1957, and the BSA.

         "Applicable Regulations" means all applicable statutes, regulations, rules, ordinances, codes, licenses, permits, orders and approvals of each Governmental Authority having jurisdiction over any of the Properties, including, without limitation, all health, building, fire, safety and other codes, ordinances and requirements, all applicable standards of the National Board of Fire Underwriters and the ADA and all policies or rules of common law, in each case, as amended, and any judicial or administrative interpretation thereof, including any judicial order, consent, decree or judgment applicable to any of the Lessee Parties.

         "Applicable Rent Reduction Percentage" means, with respect to any Property, a fraction, the numerator of which shall be the original principal balance of the Note corresponding to such Property, and the denominator of which shall be the sum of all of the original principal balances of the Notes corresponding to all of the Properties then subject to this Lease, including such Property.

         "Base Annual Rental" means $2,566,025.64.

         "Base Monthly Rental" means an amount equal to 1/12 of the applicable Base Annual Rental.

         "BSA" means the Bank Secrecy Act (31 U.S.C.ss.ss. 5311 et. seq.), and its implementing regulations, Title 31 Part 103 of the U.S. Code of Federal Regulations.

         "Business Day" means any day on which Lender is open for business other than a Saturday, Sunday or a legal holiday, ending at 5:00 P.M. Phoenix, Arizona time.

         "Code" means Title 11 of the United States Code, 11 U.S.C. Sec. 101 et seq., as amended.

         "Default Rate" means the lesser of the highest rate for which the undersigned may legally contract or the rate of 14% per annum.

         "Effective Date" has the meaning set forth in the Preamble.

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         "Entity" means any entity that is not a natural person.

         "Environmental Condition" means any condition with respect to soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air and any environmental medium comprising any of the Properties, whether or not yet discovered, which would reasonably be expected to or does result in any damage, loss, cost, expense, claim, demand, order or liability to or against any of the Lessee Parties, Lessor or Lender by any third party (including, without limitation, any Governmental Authority), including, without limitation, any condition resulting from the operation of business at any of the Properties and/or any activity or operation formerly conducted by any person or entity on any of the Properties.

         "Environmental Insurer" means American International Specialty Lines Insurance Company, or such other environmental insurance company as Lessor may select, and its successors and assigns.

         "Environmental Laws" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations, orders, injunctions and decrees of Governmental Authorities and common law, relating to Hazardous Materials or USTs and/or the protection of human health or the environment by reason of a Release or a Threatened Release of Hazardous Materials or USTs or relating to liability for or costs of Remediation or prevention of Releases. "Environmental Laws" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations, rulings, orders or decrees promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations, orders, injunctions and decrees of Governmental Authorities: the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.ss.ss. 9601 et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C.ss. 11001 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C.ss. 5101 et seq.; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to USTs), 42 U.S.C.ss.ss. 6901 et seq.; the Clean Water Act, 33 U.S.C.ss.ss. 1251 et seq.; the Clean Air Act, 42 U.S.C.ss.ss. 7401 et seq.; the Toxic Substances Control Act, 15 U.S.C.ss. 2601 et seq.; the Safe Drinking Water Act, 42 U.S.C.ss.ss. 7401 et seq.; the Occupational Safety and Health Act, 29 U.S.C.ss. 651 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C.ss.ss. 136 et seq.; the Endangered Species Act, 16 U.S.C.ss.ss. 1531 et seq. and the National Environmental Policy Act, 42 U.S.C.ss. 4321 et seq. "Environmental Laws" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations, orders, injunctions and decrees of Governmental Authorities and common law: conditioning transfer of property upon a negative declaration or other approval of a Governmental Authority of the environmental condition of the property; requiring notification or disclosure of Releases or other environmental condition of any of the Properties to any Governmental Authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements relating to Hazardous Materials or USTs in connection with permits or other authorizations required by Governmental Authorities; relating to the handling and disposal of Hazardous Materials; relating to nuisance, trespass or other causes of action related to Hazardous Materials; and relating to wrongful death, personal injury, or property or other damage in connection with the physical condition or use of any of the Properties by reason of the presence of Hazardous Materials or USTs in, on, under or above any of the Properties.

         "Environmental Liens" has the meaning set forth in Section 6.L(9).

         "Environmental Policies" means the environmental insurance policies issued by Environmental Insurer to Lender with respect to the Properties, which Environmental Policies shall be in form and substance satisfactory to Lender in its sole discretion.

         "Event of Default" has the meaning set forth in Section 24.

         "GAAP" means generally accepted accounting principles consistently applied.

         "Governmental Authority" means any governmental authority, agency, department, commission, bureau, board, instrumentality, court or quasi-governmental authority having jurisdiction or supervisory or regulatory authority over any of the Properties or any of the Lessee Parties.

         "Guarantor" means J. Alexander's Corporation, a Tennessee corporation.


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         "Guaranty" means the unconditional guaranty of payment and performance dated as of the Effective Date executed by Guarantor for the benefit of Lessor with respect to Lessee's obligations under this Lease, as the same may be amended from time to time.

         "Hazardous Materials" means (a) any toxic substance or hazardous waste, substance, solid waste or related material, or any pollutant or contaminant; (b) radon gas, asbestos in any form which is or could become friable, urea formaldehyde foam insulation, transformers or other equipment containing dielectric fluid having levels of polychlorinated biphenyls in excess of applicable standards established by any Governmental Authority, or any petroleum product or additive; (c) any substance, gas, material or chemical which is now or hereafter defined as or included in the definition of "hazardous substances," "toxic substances," "hazardous materials," "hazardous wastes," "regulated substances" or words of similar import under any Environmental Laws; and (d) any other chemical, material, gas or substance the exposure to or release of which is prohibited, limited or regulated by any Governmental Authority that asserts or may assert jurisdiction over any of the Properties or the operations or activity at any of the Properties, or any chemical, material, gas or substance that does or is reasonably likely to pose a hazard to the health and/or safety of the occupants of any of the Properties.

         "Indemnified Parties" means Lessor, Environmental Insurer, Lender, their respective directors, officers, shareholders, trustees, beneficial owners, partners and members, any directors, officers, shareholders, trustees, beneficial owners, partners, members of any shareholders, beneficial owners, partners or members of Lessor, Environmental Insurer or Lender, and all employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any of the foregoing, including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of the assets and business of Lessor, Environmental Insurer or Lender, as applicable.

         "Lease Term" shall have the meaning described in Section 4.

         "Leased Personal Property" means the Personal Property described on Exhibit B attached hereto.

         "Lender" means GE Capital Franchise Finance Corporation, a Delaware corporation, its successors and assigns, any successor lender in connection with any loan secured by Lessor's interest in any of the Properties, and any servicer of any loan secured by Lessor's interest in any of the Properties.

         "Lessee Parties" means, collectively, Lessee and any guarantors of this Lease (including, in each case, any predecessors-in-interest).

         "Lessor Parties" means, collectively, Lessor (including any predecessor-in-interest to Lessor) and any Affiliate of Lessor (including any Affiliate of any predecessor-in-interest to Lessor).

         "License Agreement" means the license agreement dated as of the date of this Lease between Lessor and Guarantor, as the same may be amended from time to time.

         "Loan Agreement" means the Loan Agreement dated as of the Effective Date in effect between Lessor and Lender, as such agreement may be amended, modified or supplemented from time to time and any and all replacements or substitutions thereof.

         "Loan Documents" means, collectively, the Loan Agreement, the Notes, the Mortgages and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, all as amended, modified and supplemented and any and all replacements or substitutions thereof.

         "Loan Pool" means:

                  (i) in the context of a Securitization, any pool or group of loans that are a part of such Securitization;


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                  (ii)     in the context of a Transfer, all loans which are
         sold, transferred or assigned to the same transferee; and

                  (iii) in the context of a Participation, all loans as to which participating interests are granted to the same participant.

         "Losses" means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, attorneys' fees, court costs and other costs of defense).

         "Material Adverse Effect" means a material adverse effect on (i) any of the Properties, including, without limitation, the operation of any of the Properties as a Permitted Concept, or (ii) Lessee's ability to perform its obligations under this Lease.

         "Memorandum" means the memorandum of master lease dated as of the Effective Date between Lessor and Lessee with respect to the Properties. A duplicate original Memorandum will be executed and recorded in the applicable real property records for each Property. Each Memorandum will contain exhibits with the addresses and store identification numbers for all of the Properties and the legal description for the applicable Property.

         "Mortgages" means, collectively, the mortgages, deeds of trust or deeds to secure debt, assignments of rents and leases, security agreements and fixture filings dated as of the Effective Date executed by Lessor for the benefit of Lender with respect to the Properties, as such instruments may be amended, modified, restated and/or supplemented from time to time and any and all replacements or substitutions thereof.

         "Notes" means, collectively, the promissory notes dated as of the Effective Date executed by Lessor and payable to Lender with respect to the Properties, as such notes may be amended, modified, restated and/or substituted from time to time.

         "OFAC Laws and Regulations" means Executive Order 13224 issued by the President of the United States of America, the Terrorism Sanctions Regulations (Title 31 Part 595 of the U.S. Code of Federal Regulations), the Terrorism List Governments Sanctions Regulations (Title 31 Part 596 of the U.S. Code of Federal Regulations), the Foreign Terrorist Organizations Sanctions Regulations (Title 31 Part 597 of the U.S. Code of Federal Regulations), and the Cuban Assets Control Regulations (Title 31 Part 515 of the U.S. Code of Federal Regulations), and all other present and future federal, state and local laws, ordinances, regulations, policies, lists (including, without limitation, the Specially Designated Nationals and Blocked Persons List) and any other requirements of any Governmental Authority (including, without limitation, the United States Department of the Treasury Office of Foreign Assets Control) addressing, relating to, or attempting to eliminate, terrorist acts and acts of war, each as hereafter supplemented, amended or modified from time to time, and the present and future rules, regulations and guidance documents promulgated under any of the foregoing, or under similar laws, ordinances, regulations, policies or requirements of other states or localities.

         "Other Agreements" means, collectively, all agreements and instruments now or hereafter entered into between, among or by (1) any of the Lessee Parties and/or any Affiliate of any of the Lessee Parties (including any Affiliate of any predecessor-in-interest to any of the Lessee Parties), and, or for the benefit of, (2) any of the Lessor Parties, including, without limitation, the License Agreement; provided, however, the term Other Agreements shall not include this Lease.

         "Participation" means one or more grants by Lender or any Affiliate of Lender to a third party of a participating interest in notes evidencing obligations to repay secured or unsecured loans owned by Lender or any Affiliate of Lender or any or all servicing rights with respect thereto.

         "Permitted Amounts" means, with respect to any given level of Hazardous Materials, that level or quantity of Hazardous Materials in any form or combination of forms the presence, use, storage, release or handling of which


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does not constitute a violation of any Environmental Laws and is customarily employed in the ordinary course of, or associated with, similar businesses located in the states in which the Properties are located.

         "Permitted Concept" means a J. Alexander's restaurant.

         "Person" means any individual, corporation, partnership, limited liability company, trust, unincorporated organization, Governmental Authority or any other form of entity.

         "Personal Property" means all tangible personal property now or at any time hereafter located on or at any of the Properties or used in connection therewith, including, without limitation, all trade fixtures, machinery, appliances, furniture, equipment and inventory; provided, however, the term "Personal Property" shall not include the HVAC, supply fans, exhaust fans, air ducts, hoods, vents, built-in sinks, built-in countertops, plumbing and electrical fixtures, sign poles and lighting poles, all of which items are intended to be fixtures as such term is used within the definition of "Properties".

         "Prohibited Transaction" has the meaning set forth in Section 27.B.

         "Properties" means, collectively, the parcels of real estate described by address, FFC Number and Unit Number in Exhibit A attached hereto and legally described in Exhibit A-1 attached hereto, all rights, privileges and appurtenances associated therewith, and all buildings, fixtures and other improvements now or hereafter located on such real estate (whether or not affixed to such real estate).

         "Property" means any one of the Properties.

         "Questionnaires" means the environmental questionnaires completed on behalf of Lessor with respect to the Properties and submitted to Environmental Insurer in connection with the issuance of the Environmental Policies.

         "Release" means any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Materials.

         "Remediation" means any response, remedial, removal, or corrective action, any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Materials or USTs required by any Environmental Law or any Governmental Authority, any actions to prevent, cure or mitigate any Release, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or any evaluation relating to any Hazardous Materials or USTs.

         "Securitization" means one or more sales, dispositions, transfers or assignments by Lender or any Affiliate of Lender to a special purpose corporation, trust or other entity identified by Lender or any Affiliate of Lender of notes evidencing obligations to repay secured or unsecured loans owned by Lender or any Affiliate of Lender (and, to the extent applicable, the subsequent sale, transfer or assignment of such notes to another special purpose corporation, trust or other entity identified by Lender or any Affiliate of Lender), and the issuance of bonds, certificates, notes or other instruments evidencing interests in pools of such loans, whether in connection with a permanent asset securitization or a sale of loans in anticipation of a permanent asset securitization. Each Securitization shall be undertaken in accordance with all requirements which may be imposed by the investors or the rating agencies involved in each such sale, disposition, transfer or assignment or which may be imposed by applicable securities, tax or other laws or regulations.

         "Threatened Release" means a substantial likelihood of a Release which requires action to prevent or mitigate damage to the soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air or any other environmental medium comprising or surrounding any of the Properties which may result from such Release.


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

         "Transfer" means one or more sales, transfers or assignments by Lender or any Affiliate of Lender to a third party of notes evidencing obligations to repay secured or unsecured loans owned by Lender or any Affiliate of Lender or any or all servicing rights with respect thereto.

         "UCC" shall have the meaning described in Section 30.

         "U.S. Publicly-Traded Entity" is an Entity whose securities are listed on a national securities exchange or quoted on an automated quotation system in the U.S. or a wholly-owned subsidiary of such an Entity.

         "USTs" means any one or combination of below or above ground tanks and associated piping systems used in connection with the storage, dispensing and general use of petroleum and petroleum-based substances.

         2. DEMISE OF PROPERTIES. In consideration of the rentals and other sums to be paid by Lessee and of the other terms, covenants and conditions on Lessee's part to be kept and performed, Lessor hereby leases to Lessee, and Lessee hereby takes and hires, the Properties. The Properties are leased to Lessee "AS IS" and "WHERE IS" without representation or warranty by Lessor and subject to the rights of parties in possession, to the existing state of title, any state of facts which an accurate survey or physical inspection might reveal, and all Applicable Regulations now or hereafter in effect. Lessee has examined each of the Properties and title to each of the Properties and has found all of the same satisfactory for all of Lessee's purposes.

         3. MASTER LEASE CHARACTERIZATION. A. Lessor and Lessee intend that:

                  (i) this Lease constitutes a single master lease of all, but not less than all, of the Properties and that Lessor and Lessee have executed and delivered this Lease with the understanding that this Lease constitutes a unitary, unseverable instrument pertaining to all, but not less than all, of the Properties, and that neither this Lease nor the duties, obligations or rights of Lessee may be allocated or otherwise divided among the Properties by Lessee;

                  (ii) this Lease is a "true lease" and not a financing lease, capital lease, mortgage, equitable mortgage, deed of trust, trust agreement, security agreement or other financing or trust arrangement, and the economic realities of this Lease are those of a true lease; and

                  (iii) the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein.

         B. Lessor and Lessee acknowledge and agree that the Lease Term, including any term extensions provided for in this Lease, is less than the remaining economic life of each of the Properties.

         C. Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a true lease and irrevocably waives any claim or defense which asserts that this Lease is anything other than a true lease. Lessee covenants and agrees that it will not assert that this Lease is anything but a true lease. Lessee stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the Properties as a true lease and further stipulates and agrees that nothing contained in this Lease creates or is intended to create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like. Lessee shall support the intent of the parties that the lease of the Properties pursuant to this Lease is a true lease and does not create a joint venture, partnership (either de jure or de facto), equitable mortgage, trust, financing device or arrangement, security interest or the like, if, and to the extent that, any challenge occurs.

         D. Lessee waives any claim or defense based upon the characterization of this Lease as anything other than a master lease of all of the Properties and irrevocably waives any claim or defense which asserts that this Lease is anything other than a master lease. Lessee covenants and agrees that it will not assert that this Lease is anything but a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties. Lessee stipulates and agrees not to challenge the validity, enforceability or characterization of the lease of the

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Properties as a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties. Lessee shall support the intent of the parties that this Lease is a unitary, unseverable instrument pertaining to the lease of all, but not less than all, of the Properties, if, and to the extent that, any challenge occurs.

         E. Lessor and Lessee stipulate and agree that (i) the Base Annual Rental is the fair market rent for the use of the Properties and was agreed to by Lessor and Lessee on that basis, and (ii) the execution, delivery and performance by Lessee of this Lease does not constitute a transfer of all or any part of the Properties.

         F. The expressions of intent, the waivers, the representations and warranties, the covenants, the agreements and the stipulations set forth in this Section are a material inducement to Lessor entering into this Lease.

         4. LEASE TERM. The Lease Term for all of the Properties shall commence as of the Effective Date and shall expire on April 30, 2023, unless terminated sooner as provided in this Lease. The time period during which this Lease shall actually be in effect is referred to herein as the "Lease Term."

         5. RENTAL AND OTHER PAYMENTS. A. If the Effective Date is a date other than the first day of the month, Lessee shall pay Lessor on the Effective Date the Base Monthly Rental prorated on the basis of the ratio that the number of days from the Effective Date through the last day in the month containing the Effective Date bears to the number of days in such month. Thereafter, on or before the first day of each succeeding calendar month, Lessee shall pay Lessor in advance the Base Monthly Rental.

         B. All sums of money required to be paid by Lessee under this Lease which are not specifically referred to as rent ("Additional Rental") shall be considered rent although not specifically designated as such. Lessor shall have the same remedies for nonpayment of Additional Rental as those provided herein for the nonpayment of Base Annual Rental.

         6. REPRESENTATIONS AND WARRANTIES OF LESSEE. The representations and warranties of Lessee contained in this Section are being made to induce Lessor to enter into this Lease and Lessor has relied, and will continue to rely, upon such representations and warranties. Lessee represents and warrants to Lessor as of the Effective Date as follows:

         A. Organization, Authority and Status. (i) Each of the Lessee Parties (other than individuals), as applicable, is duly organized or formed, validly existing and in good standing under the laws of its state of incorporation or formation. Lessee is qualified as a foreign corporation, partnership or limited liability company, as applicable, to do business in each state where the Properties are located, and each of the Lessee Parties is qualified as a foreign corporation, partnership or limited liability company, as applicable, to do business in any other jurisdiction where the failure to be qualified would reasonably be expected to result in a Material Adverse Effect. All necessary action has been taken to authorize the execution, delivery and performance by Lessee of this Lease and of the other documents, instruments and agreements provided for herein. The person(s) who have executed this Lease on behalf of Lessee are duly authorized to do so. Lessee is not a "foreign corporation", "foreign partnership", "foreign trust", "foreign estate" or "foreign person" (as those terms are defined in the Internal Revenue Code of 1986, as amended). Lessee's U.S. Federal Tax Identification number, Organization Identification number and principal place of business are correctly set forth on the signature page of this Lease. None of the Lessee Parties, and no individual or entity owning directly or indirectly any interest in any of the Lessee Parties, is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of any of the OFAC Laws and Regulations; provided, however, the representation contained in this sentence shall not apply to any Person to the extent such Person's interest is in or through a U.S. Publicly-Traded Entity.

         B. Enforceability. Upon execution by Lessee, this Lease shall constitute the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, liquidation, reorganization and other laws affecting the rights of creditors generally and general principles of equity.

         C. Litigation. There are no suits, actions, proceedings or investigations pending or, to its knowledge, threatened against or involving the Lessee Parties or any of the Properties before any arbitrator or Governmental Authority, except for such suits, actions, proceedings or investigations which, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Material Adverse Effect.

         D. Absence of Breaches or Defaults. The Lessee Parties are not, and the authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not result in, any breach or default under any document, instrument or agreement to which any of the Lessee Parties is a party or by which any of the Lessee Parties, any of the Properties or any of the property of any of the Lessee Parties is subject or bound, except for such breaches or defaults which, individually or in the aggregate, have not had, and would not reasonably be expected to result in, a Material Adverse Effect. The authorization, execution, delivery and performance of this Lease and the documents, instruments and agreements provided for herein will not violate any applicable law, statute, regulation, rule, ordinance, code, rule or order. None of the Properties are subject to any right of first refusal, right of first offer or option to purchase or lease granted to a third party. Lessee has not assigned, transferred, mortgaged, hypothecated or otherwise encumbered this Lease or any rights hereunder or interest herein.

         E. Liabilities of Lessor. Lessee is not liable for any indebtedness for money borrowed by Lessor and has not guaranteed any of the debts or obligations of Lessor.

         F. Licenses and Permits; Access. All required licenses and permits, both governmental and private, to use and operate each of the Properties as a Permitted Concept are in full force and effect, except for such licenses and permits the failure of which to obtain has not had, and would not reasonably be expected to result in, a Material Adverse Effect. Adequate rights of access to public roads and ways are available to each of the Properties for unrestricted ingress and egress and otherwise to permit utilization of each of the Properties for their intended purposes, and all such public roads and ways have been completed and dedicated to public use.

         G. Condition of Properties. Each of the Properties, including the Personal Property, is in good condition and repair and well maintained, ordinary wear and tear excepted, fully equipped and operational, free from structural defects and properly lighted.

         H. Utilities. Adequate public utilities are available at each of the Properties to permit utilization of each of the Properties as a Permitted Concept and all utility connection fees and use charges will have been paid in full.

         I. Area Development; Wetlands. No condemnation or eminent domain proceedings affecting any of the Properties have been commenced or, to Lessee's knowledge, are contemplated. None of the Properties and, to Lessee's knowledge, none of the real property bordering any of the Properties are designated by any Governmental Authority as a wetlands.

         J. Financial Information. Lessee has delivered to Lessor and/or Lender profit and loss statements for the business conducted at each of the Properties (the "P&L Statements") and consolidated financial statements of the Lessee Parties and their consolidated Affiliates (the "Consolidated Statements"; the P&L Statements and the Consolidated Statements are collectively referred to as, the "Financial Information"). The Consolidated Statements were prepared in accordance with GAAP and fairly present as of the date of such statements the financial condition of the entities to which they pertain. The P&L Statements were prepared from the consolidated financial records of the Lessee Parties and do not include charges or allocations for general and administrative expenses (including management training and relocation costs), interest expense, income taxes, and other income and expense items which are not classified by the Lessee Parties as restaurant-level items. The Financial Information (as prepared above) is true, correct and complete in all material respects; there have been no material amendments to the Financial Information since the date such Financial Information was prepared or delivered to Lessor and/or Lender. Lessee understands that Lessor is relying upon the Financial Information and Lessee represents that such reliance is reasonable. No change has occurred with respect to the financial condition of Lessee and/or the Properties which has not been disclosed in writing to Lessor and Lender and which has had, or could reasonably be expected to result in, a Material Adverse Effect.

         K. Zoning; Compliance With Laws. To the Lessee Parties' knowledge, each of the Properties is in compliance in all material respects with all applicable zoning requirements, and the use of each of the Properties as a Permitted Concept does not constitute a nonconforming use under applicable zoning requirements. To the Lessee Parties' knowledge, the Lessee Parties and the Properties are in compliance with all Applicable Regulations except for such noncompliance which has not had, and would not reasonably be expected to result in, a Material Adverse Effect.

         L.       Environmental.  Except as disclosed in the Questionnaires:

         (1) None of the Properties nor any of the Lessee Parties are in violation of, or subject to, any pending or, to Lessee's actual knowledge, threatened investigation or inquiry by any Governmental Authority or to any remedial obligations under any Environmental Laws, and this representation and warranty would continue to be true and correct following disclosure to the applicable Governmental Authorities of all relevant facts, conditions and circumstances, if any, pertaining to any of the Properties and known to the Lessee Parties;

         (2) All permits, licenses or similar authorizations required to construct, occupy, operate or use any buildings, improvements, fixtures and equipment forming a part of any of the Properties by reason of any Environmental Laws have been obtained;

         (3) No Hazardous Materials have been used, handled, manufactured, generated, produced, stored, treated, processed, transferred, disposed of or otherwise Released by the Lessee Parties or, to the Lessee Parties' knowledge, any other party, in, on, under, from or about any of the Properties, except in Permitted Amounts;

         (4) None of the Properties contain Hazardous Materials, except in Permitted Amounts, and all USTs located on or about the Properties, if any, are in full compliance with all Environmental Laws;

         (5) To the Lessee Parties' knowledge, there is no threat of any Release migrating to any of the Properties in excess of Permitted Amounts;

         (6) There is no past (to the Lessee Parties' knowledge) or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with any of the Properties;

         (7) None of the Lessee Parties has received any written or oral notice or other communication from any person or entity (including but not limited to a Governmental Authority) relating to Hazardous Materials or USTs or Remediation thereof in excess of Permitted Amounts, of possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with any of the Properties, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing;

         (8) All information known to any of the Lessee Parties or contained in the files of any of the Lessee Parties relating to any Environmental Condition or Releases of Hazardous Materials in, on, under or from any of the Properties, other than in Permitted Amounts, has been provided to Lessor, including, without limitation, information relating to all prior Remediation;

         (9) All of the Properties are free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law (the "Environmental Liens"); and none of the Lessee Parties has allowed any tenant or other user of any of the Properties to do any act that materially increased the dangers to human health or the environment, posed an unreasonable risk of harm to any person or entity (whether on or off any of the Properties), impaired the value of any of the Properties in any material respect, is contrary to any requirement of any insurer, constituted a public or private nuisance, constituted waste, or violated any covenant, condition, agreement or easement applicable to any of the Properties; and

         (10) The information and disclosures in the Questionnaires are true, correct and complete in all material respects, and the person or persons executing the Questionnaires were duly authorized to do so.

         M. No Mechanics' Liens. There are no delinquent accounts payable or mechanics' liens in favor of any materialman, laborer, or any other person or entity in connection with labor or materials furnished to or performed on any portion of the Properties; and no work has been performed or is in progress nor have materials been supplied to the Properties or agreements entered into for work to be performed or materials to be supplied to the Properties prior to the Effective Date, which will be delinquent on or before the Effective Date.

         N. Title to Personal Property. Lessee is the owner of all Personal Property (other than the Leased Personal Property), free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever, except the liens created by the Lease, and no Affiliate of Lessee owns any of the Personal Property. Upon the execution and delivery of this Lease, Lessor shall have a first priority lien upon and security interest in the Personal Property.

         O. Money Laundering. (1) Lessee has taken all reasonable measures, in accordance with all applicable Anti-Money Laundering Laws, with respect to each holder of a direct or indirect interest in the Lessee Parties, to assure that funds invested by such holders in the Lessee Parties are derived from legal sources; provided, however, none of the foregoing shall apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity.

         (2) To Lessee's knowledge after making due inquiry, neither any of the Lessee Parties nor any holder of a direct or indirect interest in the Lessee Parties (a) is under investigation by any Governmental Authority for, or has been charged with or convicted of, any violation of any Anti-Money Laundering Laws, or drug trafficking, terrorist-related activities or other money laundering predicated crimes or a violation of the BSA, (b) has been assessed civil penalties under these or related laws, or (c) has had any of its funds seized or forfeited in an action under these or related laws; provided, however, none of the foregoing shall apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity.

         (3) Lessee has taken reasonable steps, consistent with industry practice for comparable organizations and in any event as required by law, to ensure that the Lessee Parties are and shall be in compliance with all (i) Anti-Money Laundering Laws and (ii) OFAC Laws and Regulations.

         7. NONCONSOLIDATION; TRANSFER, PARTICIPATION AND SECURITIZATION; COMPLIANCE CERTIFICATES. Lessee covenants to Lessor for so long as this Lease is in effect as follows:

         A. Nonconsolidation Covenants. (i) The annual financial statements of Lessee, including consolidated financial statements, if any, shall contain notes stating that (a) all of Lessor's assets are owned by Lessor and (b) Lessor is a separate entity with its own separate creditors which will be entitled to be satisfied out of Lessor's assets.

         (ii) Lessee will not assume liability for any indebtedness for money borrowed by Lessor and does not, and will not, guarantee any of the debts or obligations of Lessor. Lessee will not hold itself out as being liable for any obligations or indebtedness of Lessor.

         (iii) Lessee shall not and shall use its best efforts to cause its affiliates not to hold Lessor out to the public or to any individual creditors as being a unified entity with assets and liabilities in common with Lessee except that Lessor may be included in Lessee's or its affiliates' reports under the Securities Exchange Act of 1934, as amended, and its and their consolidated financial statements, as appropriate, provided such statements adequately disclose the separate legal existence of Lessor, the separate ownership by Lessor of the Properties and the separate liabilities of Lessor.

         (iv) Lessee shall conduct its business so as not to mislead others as to the separate identity of Lessor, and particularly will avoid the appearance of conducting business on behalf of Lessor. Without limiting the generality of the foregoing, no oral and written communications of Lessee, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made in the name of Lessor which to the extent that to do otherwise would materially bear upon the maintenance of Lessor's separate identity.

         (v)      Lessee will not act in Lessor's name.

         (vi) Where necessary and appropriate, Lessee shall disclose the independent business status of Lessor to creditors of Lessee, if any.

         (vii) The resolutions, agreements and other instruments of Lessee, if any, underlying the transactions described in this Lease will be maintained by Lessee.

         (viii) All transactions between Lessee and Lessor will be no less fair to each party than they could obtain on an arm's-length basis.

         (ix) The books, records and accounts of Lessee shall at all times be maintained in a manner permitting the assets and liabilities of Lessor to be easily separated and readily ascertained from those of Lessee.

         (x) Lessee will not direct, or otherwise control, the ongoing business decisions of Lessor.

         (xi) Lessee will not file or cause to be filed a voluntary or involuntary petition in bankruptcy on behalf of or against Lessor, nor seek substantive consolidation of the assets and liabilities of Lessor and Lessee in any bankruptcy or insolvency proceeding during the Lease Term and for a period of 91 days after the Lease Term.

         B. Transfer, Participation and/or Securitization Covenants. (i) Lessee agrees to cooperate in good faith with Lessor and Lender in connection with any Transfer, Participation and/or Securitization of any of the Notes, Mortgages and/or any of the Loan Documents, or any or all servicing rights with respect thereto, including, without limitation, (X) providing such documents, financial and other data, and other information and materials (the "Disclosures") which would typically be required with respect to the Lessee Parties by a purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to such Transfer, Participation and/or Securitization, as applicable; provided, however, the Lessee Parties shall not be required to make Disclosures of any confidential information or any information which has not previously been made public unless required by applicable federal or state securities laws; and (Y) amending the terms of this Lease to the extent necessary so as to satisfy the requirements of purchasers, transferees, assignees, servicers, participants, investors or selected rating agencies involved in any such Transfer, Participation or Securitization, so long as such amendments would not have a material adverse effect upon the Lessee Parties or the transactions contemplated by this Lease. Lessor shall be responsible for causing Lender to prepare at Lender's expense any documents evidencing the amendments referred to in the preceding subitem (Y).

         (ii) Lessee consents to Lessor and Lender providing the Disclosures, as well as any other information which Lessor and Lender may now have or hereafter acquire with respect to the Properties or the financial condition of the Lessee Parties to each purchaser, transferee, assignee, servicer, participant, investor or rating agency involved with respect to such Transfer, Participation and/or Securitization, as applicable; provided that, to the extent any of the Disclosures have been designated by Lessee upon their delivery as containing confidential information, Lessor or Lender, as applicable, shall advise each such recipient of the confidential nature of such information. Lessee shall pay its own attorney fees and other out-of-pocket expenses incurred in connection with the performance of its obligations under this Section 7.B; provided, however, in no event shall Lessee be required to incur out-of-pocket expenses in excess of $10,000 pursuant to this Section.

         C. Compliance Certificate. Within 90 days after the end of each fiscal year of Lessee, Lessee shall deliver a compliance certificate to Lessor in a form to be provided by Lessor in order to establish that Lessee is in compliance in all material respects with all of its obligations, duties and covenants under this Lease.

         8. RENTALS TO BE NET TO LESSOR. The Base Annual Rental payable hereunder shall be net to Lessor, so that this Lease shall yield to Lessor the rentals specified during the Lease Term, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Properties shall be performed and paid by Lessee.

         9. TAXES AND ASSESSMENTS. Lessee shall pay, prior to the earlier of delinquency or the accrual of interest on the unpaid balance, all taxes and assessments of every type or nature assessed against, imposed upon or arising with respect to Lessor, any of the Properties, this Lease, the rental or other payments due under this Lease or Lessee during the Lease Term which affect in any manner the net return realized by Lessor under this Lease, including, without limitation, the following:

         A. All taxes and assessments upon any of the Properties or any part thereof and upon any Personal Property, whether belonging to Lessor or Lessee, or any tax or charge levied in lieu of such taxes and assessments;

         B. All taxes, charges, license fees and or similar fees imposed by reason of the use of any of the Properties by Lessee; and

         C. All excise, transaction, privilege, license, sales, use and other taxes upon the rental or other payments due under this Lease, the leasehold estate of either party or the activities of either party pursuant to this Lease.

         Notwithstanding the foregoing, but without limiting the preceding obligation of Lessee to pay all taxes which are imposed on the rental or other payments due under this Lease, in no event will Lessee be required to pay (i) any net income taxes (i.e., taxes which are determined taking into account deductions for depreciation, interest, taxes and ordinary and necessary business expenses) or franchise taxes (unless imposed in lieu of other taxes that would otherwise be the obligation of Lessee under this Lease, including, without limitation, any "gross receipts tax" or any similar tax based upon gross income or receipts of Lessor which does not take into account deductions from depreciation, interest, taxes and/or ordinary or necessary business expenses) of Lessor, (ii) any transfer taxes of Lessor, (iii) any tax imposed with respect to the sale, exchange or other disposition by Lessor, in whole or in part, of any of the Properties or Lessor's interest in this Lease (other than transfer or recordation taxes imposed in connection with the transfer of any of the Properties to Lessee or the termination of this Lease pursuant to the provisions of this Lease), or (iv) any taxes or assessments imposed upon Lessor that are not related to the Properties, the Personal Property, this Lease, the rental or other payments due under this Lease, the leasehold estate of either party or the activities of either party pursuant to this Lease.

         All taxing authorities shall be instructed to send all tax and assessment invoices to Lessee and Lessee shall promptly provide Lessor and Lender with copies of all tax and assessment invoices received by Lessee. Upon request, Lessee shall also provide Lessor and Lender with evidence that such invoices were paid in a timely fashion. Lessee may, at its own expense, contest or cause to be contested, by appropriate legal proceedings conducted in good faith and with due diligence, the amount or validity or application, in whole or in part, of any item specified in this Section or lien therefor, provided that
(i) Lessee shall provide written notice to Lessor of any contest involving more than $10,000.00, (ii) such proceeding shall suspend the collection thereof from the applicable Properties or any interest therein, (iii) neither such Properties nor any interest therein would be in any danger of being sold, forfeited or lost by reason of such proceedings, (iv) no Event of Default has occurred and is continuing, and (v) if requested by Lessor or Lender, Lessee shall have deposited with Lessor adequate reserves for the payment of the taxes, together with all interest and penalties thereon, unless paid in full under protest, or Lessee shall have furnished the security as may be required in the proceeding or as may be required by Lessor to insure payment of any contested taxes.

         10. UTILITIES. Lessee shall contract, in its own name, for and pay when due all charges for the connection and use of water, gas, electricity, telephone, garbage collection, sewer use and other utility services supplied to the Properties during the Lease Term. Under no circumstances shall Lessor be responsible for any interruption of any utility service.

         11. INSURANCE. Throughout the Lease Term, Lessee shall maintain with respect to each of the Properties, at its sole expense, the following types and amounts of insurance (which may be included under a blanket insurance policy if all the other terms hereof are satisfied):

         A. Insurance against loss, damage or destruction by fire and other casualty, including theft, vandalism and malicious mischief, flood (for each of the Properties which is in a location designated by the Federal Emergency Management Administration as a Special Flood Hazard Area), earthquake (for each of the Properties which is in an area subject to destructive earthquakes within recorded history), boiler explosion (for each of the Properties with a boiler), plate glass breakage, sprinkler damage (for each of the Properties which has a sprinkler system), all matters covered by a standard extended coverage endorsement, special coverage endorsement commonly known as an "all-risk" endorsement and such other risks as Lessor may reasonably require, insuring each of the Properties for not less than 100% of their full insurable replacement cost.

         B. Commercial general liability insurance, including a products liability clause, covering Lessor and Lessee against bodily injury liability, property damage liability and automobile bodily injury and property damage liability, including without limitation any liability arising out of the ownership, maintenance, repair, condition or operation of the Properties or adjoining ways, streets or sidewalks and, if applicable, insurance covering Lessor and Lessee against liability arising from the sale of liquor, beer or wine on the Properties. Such insurance policy or policies shall contain a broad form contractual liability endorsement under which the insurer agrees to insure Lessee's obligations under Section 19 hereof to the extent insurable, and a "severability of interest" clause or endorsement which precludes the insurer from denying the claim of Lessee or Lessor because of the negligence or other acts of the other, shall be in amounts of not less than $1,000,000.00 per injury and occurrence with respect to any insured liability, whether for personal injury or property damage, or such higher limits as Lessor may reasonably require from time to time, and shall be of form and substance satisfactory to Lessor.

         C. Business income insurance or rental interruption insurance, as requested by Lessor, equal to 100% of the Base Annual Rental for a period of not less than six months.

         D. State Worker's compensation insurance in the statutorily mandated limits, employer's liability insurance with limits not less than $500,000 or such greater amount as Lessor may from time to time require and such other insurance as may be necessary to comply with applicable laws.

         E. Such other insurance as may from time to time be reasonably required by Lessor or Lender in order to protect their respective interests with respect to the Properties.

         All insurance policies shall:

         (i) Provide for a waiver of subrogation by the insurer as to claims against Lessor, Lender and their respective employees and agents and provide that such insurance cannot be unreasonably cancelled, invalidated or suspended on account of the conduct of Lessee, its officers, directors, employees or agents;

         (ii) Provide that any "no other insurance" clause in the insurance policy shall exclude any policies of insurance maintained by Lessor or Lender and that the insurance policy shall not be brought into contribution with insurance maintained by Lessor or Lender;

         (iii) Contain a standard without contribution mortgage clause endorsement in favor of Lender and its successors and assigns as their interests may appear and any other party designated by Lessor;

         (iv) Provide that the policy of insurance shall not be terminated, cancelled or substantially modified without at least thirty (30) days' prior written notice to Lessor, Lender and to any other party covered by any standard mortgage clause endorsement;

         (v) Provide that the insurer shall not have the option to restore the applicable Properties if Lessor or Lessee elects to terminate this Lease in accordance with the terms hereof;

         (vi) Be issued by insurance companies licensed to do business in the states in which the Properties are located and which are rated A-:VI or better by Best's Insurance Guide or are otherwise approved by Lessor; and

         (vii) Provide that the insurer shall not deny a claim because of the negligence of Lessee, anyone acting for Lessee or any tenant or other occupant of any of the Properties.

         It is expressly understood and agreed that the foregoing minimum limits of insurance coverage shall not limit the liability of Lessee for its acts or omissions as provided in this Lease. All liability insurance policies (with the exception of worker's compensation insurance to the extent not available under statutory law), shall designate

Lessor and Lender and their respective successors and assigns as additional insureds as their interests may appear and shall be payable as set forth in
Section 21 hereof. All such policies shall be written as primary policies, with deductibles not to exceed 10% of the amount of coverage. Any other policies, including any policy now or hereafter carried by Lessor or Lender, shall serve as excess coverage. Lessee shall procure policies for all insurance for periods of not less than one year and shall provide to Lessor and Lender certificates of insurance or, upon the request of Lessor or Lender, duplicate originals of insurance policies evidencing that insurance satisfying the requirements of this Lease is in effect at all times. In the event of any transfer by Lessor of Lessor's interest in any of the Properties or any financing or refinancing of Lessor's interest in any of the Properties, Lessee shall, upon not less than ten
(10) days' prior written notice, deliver to Lessor or any Lender providing such financing or refinancing, as the case may be, certificates of all insurance required to be maintained by Lessee hereunder naming such transferee or such Lender, as the case may be, as an additional named insured to the extent required herein effective as of the date of such transfer, financing or refinancing.

         12. TAX AND INSURANCE IMPOUND. Upon the occurrence of an Event of Default, Lessor may require Lessee to pay to Lessor sums which will provide an impound account (which shall not be deemed a trust fund) for paying up to the next one year of taxes, assessments and/or insurance premiums for each of the Properties (as such amounts become due). Upon such requirement, Lessor will estimate the amounts needed for such purposes and will notify Lessee to pay the same to Lessor in equal monthly installments, as nearly as practicable, in addition to all other sums due under this Lease. Should additional funds be required at any time, Lessee shall pay the same to Lessor on demand. Lessee shall advise Lessor of all taxes and insurance bills which are due and shall cooperate fully with Lessor in assuring that the same are paid. Lessor may deposit all impounded funds in accounts insured by any federal or state agency and may commingle such funds with other funds and accounts of Lessor. Interest or other gains from such funds, if any, shall be added to the impound account. If an Event of Default shall occur subsequent to Lessor requiring the establishment of an impound account pursuant to this Section, Lessor may apply all impounded funds (including any interest) against any sums due from Lessee to Lessor. Lessor shall give to Lessee an annual accounting showing all credits and debits to and from such impounded funds received from Lessee. Upon the expiration or termination of this Lease and provided that all amounts due and owing to Lessor under this Lease have been paid in full, the remaining balance of the impound account will be returned to Lessee.

         13. PAYMENT OF RENTAL AND OTHER SUMS. All rental and other sums which Lessee is required to pay hereunder shall be the unconditional obligation of Lessee and shall be payable in full when due without any setoff, abatement, deferment, deduction or counterclaim whatsoever. Upon execution of this Lease, Lessee shall authorize Lessor to establish arrangements whereby payments of the Base Monthly Rental and impound payments, if any, are transferred by Automated Clearing House Debit initiated by Lessor or its designee directly from an account at a U.S. bank in the name of Lessee to such account as Lessor may designate or as Lessor may otherwise designate; provided, however, upon notice from Lender to Lessee and Lessor delivered in the manner set forth in Section 28, Lessee shall deliver all payments of Base Monthly Rental as specified in such notice from Lender. Any delinquent payment (that is, any payment not made within five calendar days after the date when due) shall, in addition to any other remedy of Lessor, incur a late charge of 5% (which late charge is intended to compensate Lessor for the cost of handling and processing such delinquent payment and should not be considered interest) and bear interest at the Default Rate, such interest to be computed from and including the date such payment was due through and including the date of the payment; provided, however, in no event shall Lessee be obligated to pay a sum of late charge and interest higher than the maximum legal rate then in effect.

         14. USE. Except as set forth below, each of the Properties shall be used solely for the operation of a Permitted Concept and for no other purpose. Lessee shall occupy the Properties commencing on the Effective Date and, except as set forth below and except during periods when any of the Properties is untenantable by reason of fire or other casualty or condemnation (provided, however, during all such periods while any of the Properties is untenantable, Lessee shall strictly comply with the terms and conditions of
Section 21 of this Lease), Lessee shall at all times during the Lease Term occupy each of the Properties and diligently operate its business on each of the Properties. Lessee may cease diligent operation of business at any of the Properties for a period not to exceed 90 days and may do so only once with respect to each Property within any five-year period during the Lease Term. If Lessee does discontinue operation as permitted by this Section, Lessee shall (i) give written notice to Lessor within 10 days after Lessee elects to cease operation, (ii) provide adequate protection and maintenance of any such Properties during any period of vacancy, (iii) comply with all Applicable Regulations and otherwise comply with the terms and conditions of this Lease other than the continuous use covenant set forth in this Section, and (iv) pay all costs necessary to restore such Properties to their condition on the day operation of the business ceased at such time as such Properties are reopened for Lessee's business operations or other substituted use approved by Lessor as contemplated below. Notwithstanding anything herein to the contrary, Lessee shall pay the Base Monthly Rental on the first day of each month during any period in which Lessee discontinues operation.

         Lessee shall not, by itself or through any assignment, sublease or other type of transfer, convert any of the Properties to an alternative use during the Lease Term without Lessor's consent, which consent shall not be unreasonably withheld or delayed. Lessor may consider any or all of the following in determining whether to grant its consent, without being deemed to be unreasonable: (i) whether the rental paid to Lessor would be equal to or greater than the anticipated rental assuming continued existing use, (ii) whether the proposed rental to be paid to Lessor is reasonable considering the converted use of the Properties and the customary rental prevailing in the community for such use, (iii) whether the converted use will be consistent with the highest and best use of the Properties, and (iv) whether the converted use will increase Lessor's risks or decrease the value of the Properties.

         15. COMPLIANCE WITH LAWS GENERALLY. A. Lessee's use and occupation of each of the Properties, and the condition thereof, shall, at Lessee's sole cost and expense, comply in all material respects with all Applicable Regulations now or hereafter in effect and all restrictions, covenants and encumbrances of record with respect to each of the Properties. In addition, the Lessee Parties shall comply in all material respects with all Applicable Regulations now or hereafter in effect, including, without limitation, the OFAC Laws and Regulations and Anti-Money Laundering Laws. Without limiting the generality of the other provisions of this Section, Lessee shall comply in all material respects with the ADA, and all regulations promulgated thereunder, as it affects each of the Properties.

         B. Lessee will not permit any act or condition to exist on or about any of the Properties which will increase any insurance rate thereon, except when such acts are required in the normal course of its business and Lessee shall pay for such increase.

         C. Lessee shall maintain in full force and effect all licenses and permits, both governmental and private, required to use and operate the Properties as a Permitted Concept.

         16. COMPLIANCE WITH ENVIRONMENTAL LAWS. Lessee covenants to Lessor and Environmental Insurer for so long as this Lease is in effect that:

         (1) The Properties, the Lessee Parties and any other operator or user of any of the Properties shall not be in violation in any material respect of any Environmental Laws or any investigation or inquiry by any Governmental Authority or subject to any Remediation obligations under any Environmental Laws.

         (2) All uses and operations on or of each of the Properties, whether by Lessee or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto.

         (3) There shall be no Releases or Hazardous Materials in, on, under or from any of the Properties, except in Permitted Amounts.

         (4) Lessee shall keep each of the Properties, or cause each of the Properties to be kept, free and clear of all Environmental Liens.

         (5) Lessee shall not do or allow any tenant or other user of any of the Properties to do any act that (a) materially increases the dangers to human health or the environment, (b) impairs or is reasonably likely to impair the value of any of the Properties in any material respect, (c) is contrary in any material respect to any requirement of any insurer, (d) constitutes a public or private nuisance or constitutes waste, or (e) violates any covenant, condition, agreement or easement applicable to any of the Properties in any material respect.

         (6) Lessee shall immediately notify Lessor in writing upon Lessee obtaining actual knowledge of:

                  (a) any presence of Releases or Threatened Releases in, on, under, from or migrating towards any of the Properties, in excess of Permitted Amounts, including, without limitation, the presence on or under any of the Properties, or the escape, seepage, leakage, spillage, discharge, emission or release from any USTs on, above or under any of the Properties, of any Hazardous Materials, apparent or real, in excess of Permitted Amounts;

                  (b) any non-compliance with any Environmental Laws related in any way to any of the Properties;

                  (c) any Environmental Lien or any act or omission which could reasonably be expected to result in the imposition of an Environmental Lien;

                  (d) any required or proposed Remediation of environmental conditions relating to any of the Properties, including, without limitation, any and all enforcement, clean-up, remedial, removal or other governmental or regulatory actions threatened, instituted or completed pursuant to any of the Environmental Laws affecting any of the Properties;

                  (e) any written or oral notice or other communication of which any of the Lessee Parties becomes aware from any source whatsoever (including but not limited to a Governmental Authority) relating in any way to Hazardous Materials, USTs or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with any of the Properties, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Lease; or

                  (f) any investigation or inquiry initiated by any Governmental Authority relating to the Environmental Condition of any of the Properties.

         (7)      Lessee shall, at its sole cost and expense:

                  (a) perform any environmental site assessment (but not more than one per year per Property) or other investigation of environmental conditions in connection with any of the Properties as may be reasonably requested by Lessor (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lessor and Environmental Insurer the reports and other results thereof, and Lessor, Environmental Insurer and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; and

                  (b) have the Properties inspected as may be required by any Environmental Laws for seepage, spillage and other environmental concerns. If any USTs are located at any of the Properties, Lessee shall maintain and monitor such USTs in accordance with all Environmental Laws. Lessee shall provide Lessor with written certified results of all inspections performed on any of the Properties. All costs and expenses associated with the inspection, preparation and certification of results, as well as those associated with any corrective action, shall be paid by Lessee. All inspections and tests performed on any of the Properties shall be conducted in compliance with all Environmental Laws.

         (8) Lessee shall, at its sole cost and expense, and without limiting the rights of Lessor under any other provision of this Lease, comply with all reasonable written requests of Lessor to:

                  (a) reasonably effectuate Remediation of any condition (including but not limited to a Release) in, on, under or from any of the Properties;

                  (b)      comply with any Environmental Law;

                  (c) comply with any directive from any Governmental Authority; and

                  (d) take any other reasonable action necessary or appropriate for protection of human health or the environment.

         (9) Lessor, Lender, Environmental Insurer and any other person or entity designated by Lessor, including but not limited to any receiver, any representative of a Governmental Authority, and any environmental consultant, shall have the right, but not the obligation, to enter upon any of the Properties (upon reasonable prior notice) during normal business hours or at any time (and without prior notice) in the event of an emergency (including without limitation in connection with any Securitization, Participation or Transfer or in connection with a proposed sale or conveyance of any of the Properties or a proposed financing or refinancing secured by any of the Properties or in connection with the exercise of any remedies set forth in this Lease, the Mortgages or the other Loan Documents, as applicable) to assess any and all aspects of the environmental condition of any of the Properties and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in the sole and absolute discretion of the party conducting the assessment) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Lessee shall cooperate with and provide access to Lessor, Lender, Environmental Insurer and any other person or entity designated by Lessor. Any such assessment and investigation shall be at Lessee's sole cost and expense if, at the time such assessment or investigation is undertaken, the party conducting the assessment or investigation has a reasonable basis for believing that a Release has occurred at any of the Properties in excess of Permitted Amounts or if an Event of Default has occurred and is continuing. Otherwise, any such assessment and investigation shall be at the sole cost and expense of the party conducting such assessment and investigation.

         The obligations of Lessee and the rights and remedies of Lessor under this Section shall survive the termination, expiration and/or release of this Lease.

         17. CONDITION OF PROPERTIES; MAINTENANCE. Lessee shall (i) maintain each of the Properties in good condition and repair, subject to reasonable and ordinary wear and tear, free from actual or constructive waste,
(ii) operate, remodel, update and modernize each of the Properties in accordance with those standards adopted from time to time by Lessee on a system-wide basis for Permitted Concepts, with such remodeling and modernizing being undertaken in accordance with Lessee's system-wide timing schedules for such activities, and
(iii) pay all operating costs of the Properties in the ordinary course of business. Lessee waives any right to (i) require Lessor to maintain, repair or rebuild all or any part of any of the Properties or (ii) make repairs at the expense of Lessor, pursuant to any Applicable Regulations at any time in effect.

         18. ALTERATIONS AND IMPROVEMENTS. Lessee shall not alter the exterior, structural, plumbing or electrical elements of any of the Properties in any manner without the consent of Lessor, which consent shall not be unreasonably withheld or conditioned; provided, however, without Lessor's consent, Lessee may undertake such alterations to any of the Properties which
(i) cost less than $250,000 per Property for any related series of alterations and (ii) do not affect the foundation or "footprint" of the improvements at the Properties. For purposes of this Lease, alterations to the exterior, structural, plumbing or electrical elements of the Properties shall mean:

         (i) alterations which affect the foundation or "footprint" of the improvements at the Properties;

         (ii) alterations which involve the structural elements of the improvements at the Properties, such as a load-bearing wall, structural beams, columns, supports or roof; or

         (iii) alterations which materially affect any of the building systems, including, without limitation, the electrical systems, plumbing, HVAC and fire and safety systems.

If Lessor's consent is required hereunder and Lessor consents to the making of any such alterations, the same shall be made by Lessee at Lessee's sole expense by a licensed contractor and according to plans and specifications approved by Lessor (such approval not to be unreasonably withheld or delayed) and subject to such other conditions as Lessor shall reasonably require. Any work at any time commenced by Lessee on any of the Properties shall be prosecuted diligently to completion, shall be of good workmanship and materials and shall comply fully with all the terms of this Lease. Upon completion of any alterations for which Lessor's consent is required hereunder, Lessee shall promptly provide Lessor with (i) evidence of full payment to all laborers and materialmen contributing to the alterations, (ii) a certificate of occupancy (if the alterations are of such a nature as would require the issuance of a certificate of occupancy), and (iii) any other documents or information reasonably requested by Lessor. Any addition to or alteration of any of the Properties shall automatically be deemed a part of the Properties and belong to Lessor, and Lessee shall execute and deliver to Lessor such instruments as Lessor may require to evidence the ownership by Lessor of such addition or alteration. Lessee shall execute and file or record, as appropriate, a "Notice of Non-Responsibility," or any equivalent notice permitted under applicable law in the states where the applicable Properties are located.

         19. INDEMNIFICATION. A. Lessee shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties for, from and against any and all Losses (excluding Losses suffered by an Indemnified Party arising out of the gross negligence or willful misconduct of such Indemnified Party; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of the Lessor's interest in any of the Properties or Lessor's failure to act in respect of matters which are or were the obligation of Lessee under this Lease) caused by, incurred or resulting from Lessee's operations of or relating in any manner to any of the Properties, whether relating to their original design or construction, latent defects, alteration, maintenance, use by Lessee or any person thereon, supervision or otherwise, or from any breach of, default under, or failure to perform, any term or provision of this Lease by Lessee, its officers, employees, agents or other persons, or to which any Indemnified Party is subject because of Lessor's interest in any of the Properties, including, without limitation, Losses arising from (1) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about any of the Properties or portion thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways, (2) any use, non-use or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, any of the Properties or any portion thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways,
(3) any representation or warranty made herein by Lessee, in any certificate delivered in connection herewith or in any other agreement to which Lessee is a party or pursuant thereto being false or misleading in any material respect as of the date of such representation or warranty was made, (4) performance of any labor or services or the furnishing of any materials or other property in respect to any of the Properties or any portion thereof, (5) any taxes, assessments or other charges which Lessee is required to pay under Section 9,
(6) any lien, encumbrance or claim arising on or against any of the Properties or any portion thereof under any Applicable Regulation or otherwise which Lessee is obligated hereunder to remove and discharge, or the failure to comply with any Applicable Regulation, (7) the claims of any invitees, patrons, licensees or subtenants of all or any portion of any of the Properties or any Person acting through or under Lessee or otherwise acting under or as a consequence of this Lease or any sublease, (8) any act or omission of Lessee or its agents, contractors, licensees, subtenants or invitees, (9) any contest referred to in
Section 9, and (10) the sale of liquor, beer or wine on any of the Properties.

         B. Lessee shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless each of the Indemnified Parties for, from and against any and all Losses (excluding Losses suffered by an Indemnified Party directly arising out of such Indemnified Party's gross negligence or willful misconduct; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of the Lessor's interest in any of the Properties or Lessor's failure to act in respect of matters which are or were the obligation of Lessee under this Lease) and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following:

         (1) any presence of any Hazardous Materials or USTs in, on, above, or under any of the Properties;

         (2) any past, present or Threatened Release in, on, above, under or from any of the Properties;

         (3) any activity by Lessee, any person or entity affiliated with Lessee or any tenant or other user of any of the Properties in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from any of the Properties of any Hazardous Materials or USTs at any time located in, under, on or above any of the Properties;

         (4) any activity by Lessee, any person or entity affiliated with Lessee or any tenant or other user of any of the Properties in connection with any actual or proposed Remediation of any Hazardous Materials or USTs at any time located in, under, on or above any of the Properties, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action;

         (5) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with any of the Properties or operations thereon, including but not limited to any failure by Lessee, any person or entity affiliated with Lessee or any tenant or other user of any of the Properties to comply with any order of any Governmental Authority in connection with any Environmental Laws;

         (6) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering any of the Properties;

         (7) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Lease;

         (8) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with any of the Properties, including but not limited to costs to investigate and assess such injury, destruction or loss;

         (9) any acts of Lessee, any person or entity affiliated with Lessee or any tenant or other user of any of the Properties in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Materials or USTs owned or possessed by Lessee, any person or entity affiliated with Lessee or any tenant or other user, at any facility or incineration vessel owned or operated by another person or entity and containing such or similar Hazardous Materials or USTs;

         (10) any acts of Lessee, any person or entity affiliated with Lessee or any tenant or other user of any of the Properties, in accepting any Hazardous Materials or USTs for transport to disposal or treatment facilities, incineration vessels or sites selected by Lessee, any person or entity affiliated with Lessee or any tenant or other user of any of the Properties, from which there is a Release, or a Threatened Release of any Hazardous Materials which causes the incurrence of costs for Remediation;

         (11) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near any of the Properties; or

         (12) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Lease.

         C. It is expressly understood and agreed that Lessee's obligations under this Section shall survive the expiration or earlier termination of this Lease for any reason.

         20. QUIET ENJOYMENT. So long as Lessee shall pay the rental and other sums herein provided and shall keep and perform all of the terms, covenants and conditions on its part herein contained, Lessee shall have, subject and subordinate to Lessor's rights herein, the right to the peaceful and quiet occupancy of the Properties. Notwithstanding the foregoing, however, in no event shall Lessee be entitled to bring any action against Lessor to enforce its rights hereunder if an Event of Default shall have occurred and be continuing.

         21. CONDEMNATION OR DESTRUCTION. A. In the event of a taking of all or any part of any of the Properties for any public or quasi-public purpose by any lawful power or authority by exercise of the right of condemnation or eminent domain or by agreement between Lessor, Lessee and those authorized to exercise such right ("Taking") or the commencement of any proceedings or negotiations which might result in a Taking or any material damage to or destruction of any of the Properties or any part thereof ("Casualty"), Lessee will promptly give written notice thereof to Lessor, generally describing the nature and extent of such Taking, proceedings, negotiations or Casualty and including copies of any documents or notices received in connection therewith. Thereafter, Lessee shall promptly send Lessor copies of all correspondence and pleadings relating to any such Taking, proceedings, negotiations or Casualty. During all periods of time following a Casualty, Lessee shall ensure that the subject Property is secure and does not pose any risk of harm to adjoining property owners or occupants or third-parties.

         B. In the event of (i) a Taking of the whole of any of the Properties, other than for temporary use, or (ii) a Taking of a substantial portion of any of the Properties (other than for temporary use) that results in Lessee making a good faith determination that the restoration and continued use of the remainder of such Property as a Permitted Concept would be uneconomic (each of (i) and (ii), a "Total Taking"), the obligations of Lessee with respect to such Property only shall terminate as of the date of the Total Taking, but this Lease shall otherwise continue in full force and effect with respect to the remaining Properties. From and after the date of a Total Taking, the Base Annual Rental shall be reduced by an amount equal to the product of (i) the Applicable Rent Reduction Percentage for the Property subject to the Total Taking, and (ii) the Base Annual Rental in effect as of the date of such Total Taking (the "Adjustment"). If the date of such Total Taking is other than the first day of a month, the Base Annual Rental payable for the month in which such Total Taking occurs shall be apportioned based on such Adjustment as of the date of the Total Taking. Lessee's obligations to Lessor under Section 19 of this Lease with respect to such Property and Lessee's obligation to pay all other sums of money under this Lease (whether payable to Lessor or to a third-party) which accrue prior to the date of such Total Taking shall survive the partial termination of this Lease with respect to such Property. A Total Taking shall include a Taking, other than for a temporary use, of such a substantial part of any Property as shall result in the portion of such Property remaining after such Taking being unsuitable for use as a Permitted Concept. Lessor shall be entitled to receive the entire award or payment in connection with a Total Taking without deduction for any estate vested in Lessee by this Lease. Lessee hereby expressly assigns to Lessor all of its right, title and interest in and to every such award or payment and agrees that Lessee shall not be entitled to any award or payment for the value of Lessee's leasehold interest in this Lease. Notwithstanding the foregoing, Lessee shall be entitled to claim and receive any award or payment from the condemning authority expressly granted for the taking of Personal Property, the interruption of its business and moving expenses, but only if such claim or award does not adversely affect or interfere with the prosecution of Lessor's claim for the Total Taking or otherwise reduce the amount recoverable by Lessor for the Total Taking.

         C. In the event of a Taking of all or any part of any of the Properties for a temporary use ("Temporary Taking"), this Lease shall remain in full force and effect without any reduction of Base Annual Rental, Additional Rental or any other sum payable hereunder. Except as provided below and subject to the terms and provisions of the Mortgages, Lessee shall be entitled to the entire award for a Temporary Taking, whether paid by damages, rent or otherwise, unless the period of occupation and use by the condemning authorities shall extend beyond the date of expiration of this Lease, in which case the award made for such Taking shall be apportioned between Lessor and Lessee as of the date of such expiration. At the termination of any such Temporary Taking, Lessee will, at its own cost and expense and pursuant to the terms of Section 18 above, promptly commence and complete the restoration of the Property affected by such Temporary Taking.

         D. In the event of a Taking which is not a Total Taking or a Temporary Taking ("Partial Taking") or of a Casualty, all awards, compensation or damages shall be paid to Lessor, and Lessor shall have the option to (i) terminate this Lease with respect to the Property affected, provided that Lessor shall have obtained Lender's prior written consent, by notifying Lessee within 60 days after Lessee gives Lessor notice of such Casualty or that title has vested in the taking authority or (ii) continue this Lease in effect, which election may be evidenced by either a notice from Lessor to Lessee or Lessor's failure to notify Lessee that Lessor has elected to terminate this Lease with respect to such Property within such 60-day period. Lessee shall have a period of 60 days after Lessor's notice that it has elected to terminate this Lease with respect to such Property during which to elect to continue this Lease with respect to such Property on the terms herein provided. If Lessor elects to terminate this Lease with respect to such Property and Lessee does not elect to continue this Lease with respect to such Property or shall fail during such 60-day period to notify Lessor of Lessee's intent to continue this Lease with respect to such Property, then this Lease shall terminate with respect to such Property as of the last day of the month during which such period expired. Lessee shall then immediately vacate and surrender such Property, all obligations of either party hereunder with respect to such Property shall cease as of the date of termination (provided, however, Lessee's obligations to Lessor under any indemnification provisions of this Lease with respect to such Property (including, without limitation, Section 19) and Lessee's obligations to pay Base Annual Rental, Additional Rental and all other sums (whether payable to Lessor or a third party) accruing under this Lease with respect to such Property prior to the date of termination shall survive such termination), the Base Annual Rental shall be reduced by an amount equal to the product of (i) the Applicable Rent Reduction Percentage for such Property and (ii) the Base Annual Rental in effect as of the date of such Partial Taking or Casualty, and Lessor may retain all such awards, compensation or damages. This Lease shall continue in full force and effect with respect to all other Properties. If Lessor elects not to terminate this Lease with respect to such Property, or if Lessor elects to terminate this Lease with respect to such Property but Lessee elects to continue this Lease with respect to such Property, then this Lease shall continue in full force and effect on the following terms: (i) all Base Annual Rental, Additional Rental and other sums and obligations due under this Lease shall continue unabated, and (ii) Lessee shall promptly commence and diligently prosecute restoration of such Property to the same condition, as nearly as practicable, as prior to such Partial Taking or Casualty as approved by Lessor. Subject to the terms and provisions of the Mortgages, Lessor shall promptly make available in installments as restoration progresses an amount up to but not exceeding the amount of any award, compensation or damages received by Lessor after deducting all costs, fees and expenses incident to the collection thereof, including all costs and expenses incurred by Lessor and Lender in connection therewith (the "Net Restoration Amount"), upon request of Lessee accompanied by evidence reasonably satisfactory to Lessor that such amount has been paid or is due and payable and is properly a part of such costs and that Lessee has complied with the terms of Section 18 above in connection with the restoration. Prior to the disbursement of any portion of the Net Restoration Amount with respect to a Casualty, Lessee shall provide evidence reasonably satisfactory to Lessor of the payment of restoration expenses by Lessee up to the amount of the insurance deductible applicable to such Casualty. Lessor shall be entitled to keep any portion of the Net Restoration Amount which may be in excess of the cost of restoration, and Lessee shall bear all additional costs, fees and expenses of such restoration in excess of the Net Restoration Amount. If this Lease is terminated with respect to any Property as a result of a Casualty, simultaneously with such termination Lessee shall pay Lessor an amount equal to the insurance deductible applicable to such Casualty.

         E. Any loss under any property damage insurance required to be maintained by Lessee shall be adjusted by Lessor and Lessee. Subject to the terms and provisions of the Mortgages, any award relating to a Total Taking or a Partial Taking shall be adjusted by Lessor and Lessee. Notwithstanding the foregoing or any other provisions of this Section to the contrary but subject to the terms and provisions of the Mortgages, if at the time of any Taking or any Casualty or at any time thereafter an Event of Default shall have occurred and be continuing under this Lease, Lessor is hereby authorized and empowered but shall not be obligated, in the name and on behalf of Lessee and otherwise, to file and prosecute Lessee's claim, if any, for an award on account of such Taking or for insurance proceeds on account of such Casualty and to collect such award or proceeds and apply the same, after deducting all costs, fees and expenses incident to the collection thereof, to the curing of such default and any other then existing default under this Lease and/or to the payment of any amounts owed by Lessee to Lessor under this Lease, in such order, priority and proportions as Lessor in its discretion shall deem proper.

         F. Notwithstanding the foregoing, nothing in this Section 21 shall be construed as limiting or otherwise adversely affecting the representations, warranties, covenants and characterizations set forth in Lease, including, without limitation, those provisions set forth in Section 3 of this Lease.

         22. INSPECTION. Lessor and its authorized representatives shall have the right, upon reasonable prior notice, during normal business hours (or at any time in the event of an emergency) to enter any of the Properties or any part thereof at reasonable times in order to inspect the same and make photographic or other evidence concerning Lessee's compliance with the terms of this Lease or in order to show the Properties to prospective purchasers and lenders. Lessee hereby waives any claim for damages for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of any of the Properties and any other loss occasioned by such entry so long as Lessor shall have used reasonable efforts not to unreasonably interrupt Lessee's normal business operations. Lessee shall keep and maintain at the Properties or Lessee's corporate headquarters full, complete and appropriate books of account and records of Lessee's business relating to the Properties. Lessee's books and records shall at all times be open for inspection by Lessor, Lender and their respective auditors or other authorized representatives and shall show such information as is reasonably necessary to determine compliance with Lessor's obligations under the Loan Documents.

         23. FUNDED DEBT/EBIDTA RATIO. Lessee covenants to Lessor for so long as this Lease is in effect that Lessee and its consolidated Affiliates (collectively, the "Lessee Entities") shall maintain a Funded Debt to EBITDA ratio not to exceed 6.00 to 1.0, determined as of the last day of each fiscal year of Lessee.

         For purposes of this Section, the following terms shall be defined as set forth below:

         "Capital Lease" shall mean all leases of any property, whether real, personal or mixed, by Lessee or any of the other Lessee Entities, as applicable, which lease would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of Lessee or any of the other Lessee Entities, as applicable. The term "Capital Lease" shall not include any operating lease.

         "Debt" shall mean with respect to Lessee and the other Lessee Entities, collectively, and for the period of determination (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, indentures, notes or similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations under leases which should be, in accordance with GAAP, recorded as Capital Leases, and (v) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
(i) through (iv) above.

         "Depreciation and Amortization" shall mean the depreciation and amortization accruing during any period of determination with respect to Lessee and the other Lessee Entities, collectively, as determined in accordance with GAAP.

         "EBITDA" shall mean the sum of Net Income, Interest Expense and Depreciation and Amortization.

         "Funded Debt" shall mean all non-contingent debts of Lessee and the other Lessee Entities, collectively, for borrowed money for which consideration then has been received.

         "Interest Expense" shall mean for any period of determination, the sum of all interest accrued or which should be accrued in respect of all Debt of Lessee and the other Lessee Entities, collectively, as determined in accordance with GAAP.

         "Net Income" shall mean with respect to the period of determination, the net income or net loss of Lessee and the other Lessee Entities, collectively. In determining the amount of Net Income, (i) adjustments shall be made for material nonrecurring gains and losses allocable to the period of determination, (ii) deductions shall be made for, among other things, Depreciation and Amortization, Interest Expense and actual corporate overhead expense allocable to the period of determination, and (iii) no deductions shall be made for income taxes or charges equivalent to income taxes allocable to the period of determination, as determined in accordance with GAAP.

         24. DEFAULT, REMEDIES AND MEASURE OF DAMAGES. A. Each of the following shall be an event of default under this Lease (each, an "Event of Default"):

         (i) If any representation or warranty of Lessee set forth in this Lease is false in any material respect, or if Lessee renders any statement or account which is false in any material respect;

         (ii) If any rent or other monetary sum due under this Lease is not paid within five days after the date when due; provided, however, notwithstanding the occurrence of such an Event of Default, Lessor shall not be entitled to exercise its remedies set forth below unless and until Lessor shall have given Lessee notice thereof and a period of five days from the delivery of such notice shall have elapsed without such Event of Default being cured;

         (iii) Subject to the provisions of Section 9, if Lessee fails to pay, prior to delinquency, any taxes, assessments or other charges the failure of which to pay will result in the imposition of a lien against any of the Properties pursuant to Applicable Regulations; provided, however, notwithstanding the occurrence of such an Event of Default, Lessor shall not be entitled to exercise its rights and remedies set forth below unless and until Lessor shall have given Lessee notice thereof and a period of five days from the delivery of such notice shall have elapsed without such Event of Default being cured;

         (iv) If any of the Lessee Parties becomes insolvent within the meaning of the Code, files or notifies Lessor that it intends to file a petition under the Code, initiates a proceeding under any similar law or statute relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts (collectively, an "Action"), becomes the subject of either a petition under the Code or an Action which is not stayed or dismissed within 90 days after filing, or is not generally paying its debts as the same become due;

         (v) If Lessee vacates or abandons any of the Properties other than in accordance with the provisions of Section 14 of this Lease;

         (vi) If Lessee shall fail to maintain insurance in accordance with the requirements of Section 11 of this Lease; provided, however, notwithstanding the occurrence of such an Event of Default, Lessor shall not be entitled to exercise its rights and remedies set forth below unless and until Lessor shall have given Lessee notice thereof and a period of five days from the delivery of such notice shall have elapsed without such Event of Default being cured;

         (vii) If Lessee fails to observe or perform any of the other covenants, conditions, or obligations of this Lease; provided, however, if any such failure does not involve the payment of any monetary sum, is not willful or intentional, does not place any rights or property of Lessor in immediate jeopardy, and is within the reasonable power of Lessee to promptly cure after receipt of notice thereof, all as determined by Lessor in its reasonable discretion, then such failure shall not constitute an Event of Default hereunder, unless otherwise expressly provided herein, unless and until Lessor shall have given Lessee notice thereof and a period of 30 days shall have elapsed, during which period Lessee may correct or cure such failure, upon failure of which an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required. If such failure cannot reasonably be cured within such 30-day period, as determined by Lessor in its reasonable discretion, and Lessee is diligently pursuing a cure of such failure, then Lessee shall have a reasonable period to cure such failure beyond such 30-day period, which shall in no event exceed 90 days after receiving notice of such failure from Lessor. If Lessee shall fail to correct or cure such failure within such 90-day period, an Event of Default shall be deemed to have occurred hereunder without further notice or demand of any kind being required;

         (viii) If there is an "Event of Default" or a breach or default, after the passage of all applicable notice and cure or grace periods, under any of the Other Agreements; or

         (ix) If a final, nonappealable judgment is rendered by a court against any of the Lessee Parties which (i) has a material adverse effect on the operation of any of the Properties as a Permitted Concept, or (ii) is in an amount greater than $100,000.00 and not covered by insurance, and, in either case, is not discharged or provision made for such discharge within 60 days from the date of entry of such judgment.

         B. Upon the occurrence of an Event of Default, with or without notice or demand, except the notice prior to default required under certain circumstances by subsection A. above or such other notice as may be required by statute and cannot be waived by Lessee (all other notices being hereby waived), Lessor shall be entitled to exercise, at its option, concurrently, successively, or in any combination, all remedies available at law or in equity, including without limitation, any one or more of the following:

         (i) To terminate this Lease, whereupon Lessee's right to possession of the Properties shall cease and this Lease, except as to Lessee's liability, shall be terminated.

         (ii) To reenter and take possession of any or all of the Properties, any or all Personal Property located on or at any or all of the Properties in which Lessor shall have a landlord's lien and/or security interest, and, to the extent permissible, all franchises, licenses, area development agreements, permits and other rights or privileges of Lessee pertaining to the use and operation of any or all of the Properties and to expel Lessee and those claiming under or through Lessee, without being deemed guilty in any manner of trespass or becoming liable for any loss or damage resulting therefrom, without resort to legal or judicial process, procedure or action. No notice from Lessor hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Lessor to terminate this Lease unless such notice specifically so states. If Lessee shall, after default, voluntarily give up possession of any of the Properties to Lessor, deliver to Lessor or its agents the keys to any of the Properties, or both, such actions shall be deemed to be in compliance with Lessor's rights and the acceptance thereof by Lessor or its agents shall not be deemed to constitute a termination of this Lease. Lessor reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice.

         (iii) To seize all Personal Property located on or at any or all of the Properties, in which Lessor shall have a landlord's lien and/or security interest, and to dispose thereof in accordance with the laws prevailing at the time and place of such seizure or to remove all or any portion of the Personal Property and cause the same to be stored in a public warehouse or elsewhere at Lessee's sole expense, without becoming liable for any loss or damage resulting therefrom and without resorting to legal or judicial process, procedure or action.

         (iv) To bring an action against Lessee for any damages sustained by Lessor or any equitable relief available to Lessor.

         (v) To relet any or all of the Properties or any part thereof for such term or terms (including a term which extends beyond the original Lease
Term), at such rentals and upon such other terms as Lessor, in its sole discretion, may determine, with all proceeds received from such reletting being applied to the rental and other sums due from Lessee in such order as Lessor may, in it sole discretion, determine, which other sums include, without limitation, all repossession costs, brokerage commissions, attorneys' fees and expenses, employee expenses, alteration, remodeling and repair costs and expenses of preparing for such reletting. Except to the extent required by applicable law, Lessor shall have no obligation to relet any of the Properties or any part thereof and shall in no event be liable for refusal or failure to relet any of the Properties or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon such reletting, and no such refusal or failure shall operate to relieve Lessee of any liability under this Lease or otherwise to affect any such liability. Lessor reserves the right following any reentry and/or reletting to exercise its right to terminate this Lease by giving Lessee written notice thereof, in which event this Lease will terminate as specified in said notice.

         (vi) To recover from Lessee all rent and other monetary sums then due and owing under this Lease.

         (vii) To accelerate and recover from Lessee all rent and other monetary sums scheduled to become due and owing under this Lease after the date of such breach for the entire original scheduled Lease Term less any proceeds received from any reletting of any of the Properties pursuant to clause (v) above.

         (viii) To recover from Lessee all costs and expenses, including attorneys' fees, court costs, expert witness fees, costs of tests and analyses, travel and accommodation expenses, deposition and trial transcripts, copies and other similar costs and fees, paid or incurred by Lessor as a result of such breach, regardless of whether or not legal proceedings are actually commenced.

         (ix) To immediately or at any time thereafter, and with or without notice, at Lessor's sole option but without any obligation to do so, correct such breach or default and charge Lessee all costs and expenses incurred by Lessor therein. Any sum or sums so paid by Lessor, together with interest at the Default Rate, shall be deemed to be Additional Rental hereunder and shall be immediately due from Lessee to Lessor. Any such acts by Lessor in correcting Lessee's breaches or defaults hereunder shall not be deemed to cure said breaches or defaults or constitute any waiver of Lessor's right to exercise any or all remedies set forth herein.

         (x) To immediately or at any time thereafter, and with or without notice, except as required herein, set off any money of Lessee held by Lessor under this Lease against any sum owing by Lessee hereunder.

         (xi)     To exercise its rights under the License Agreement.

         (xii) To seek any equitable relief available to Lessor, including, without limitation, the right of specific performance.

         All powers and remedies given by this Section to Lessor, subject to applicable law, shall be cumulative and not exclusive of one another or of any other right or remedy or of any other powers and remedies available to Lessor under this Lease, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements of Lessee contained in this Lease, and no delay or omission of Lessor to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any other or subsequent Event of Default or impair any rights or remedies consequent thereto. Every power and remedy given by this Section or by law to Lessor may be exercised from time to time, and as often as may be deemed expedient, by Lessor, subject at all times to Lessor's right in its sole judgment to discontinue any work commenced by Lessor or change any course of action undertaken by Lessor.

         If Lessee shall fail to observe or perform any of its obligations under this Lease or in the event of an emergency, then, without waiving any Event of Default which may result from such failure or emergency, Lessor may, but without any obligation to do so, take all actions, including, without limitation, entry upon any or all of the Properties to perform Lessee's obligations, immediately and without notice in the case of an emergency and upon five days written notice to Lessee in all other cases. All expenses incurred by Lessor in connection with performing such obligations, including, without limitation, reasonable attorneys' fees and expenses, together with interest at the Default Rate from the date any such expenses were incurred by Lessor until the date of payment by Lessee, shall constitute Additional Rental and shall be paid by Lessee to Lessor upon demand.

         25. LIENS; MORTGAGES, SUBORDINATION AND ATTORNMENT. Lessor's interest in this Lease and/or any of the Properties shall not be subordinate to any liens or encumbrances placed upon any of the Properties by or resulting from any act of Lessee, and nothing herein contained shall be construed to require such subordination by Lessor. Lessee shall keep the Properties free from any liens for work performed, materials furnished or obligations incurred by Lessee. NOTICE IS HEREBY GIVEN THAT, UNLESS LESSOR'S PRIOR WRITTEN CONSENT IS OBTAINED, LESSEE IS NOT AUTHORIZED TO PLACE OR ALLOW TO BE PLACED ANY LIEN, MORTGAGE, DEED OF TRUST, DEED TO SECURE DEBT, SECURITY INTEREST OR ENCUMBRANCE OF ANY KIND UPON ALL OR ANY PART OF ANY OF THE PROPERTIES, THE PERSONAL PROPERTY OR LESSEE'S LEASEHOLD INTEREST IN THE PROPERTIES, AND ANY SUCH PURPORTED TRANSACTION SHALL BE VOID. FURTHERMORE, ANY SUCH PURPORTED TRANSACTION SHALL BE DEEMED A TORTIOUS INTERFERENCE WITH LESSOR'S RELATIONSHIP WITH LESSEE AND LESSOR'S OWNERSHIP OF THE PROPERTIES.

         This Lease at all times shall automatically be subordinate to the Mortgages and to the lien of any and all ground leases, mortgages, deeds to secure debt and trust deeds now or hereafter placed upon any of the Properties by Lessor, and Lessee covenants and agrees to execute and deliver, upon demand, such further instruments subordinating this Lease to the lien of the Mortgages and any or all such ground leases, mortgages, deeds to secure debt or trust deeds as shall be desired by Lessor, or any present or proposed mortgagees or lenders under deeds to secure debt or trust deeds.

         If any landlord, mortgagee, receiver, Lender or other secured party validly exercises its right to elect to have this Lease and the interest of Lessee hereunder be superior to any of the Mortgages or any such ground lease, mortgage, deed to secure debt or trust deed and evidences such election by written notice given to Lessee, then this Lease and the interest of Lessee hereunder shall be deemed superior to any such Mortgage, ground lease, mortgage, deed to secure debt or trust deed, whether this Lease was executed before or after such Mortgage, ground lease, mortgage, deed to secure debt or trust deed and in that event such landlord, mortgagee, receiver, Lender or other secured party shall have the same rights with respect to this Lease as if it had been executed and delivered prior to the execution and delivery of such Mortgage, ground lease, mortgage, deed to secure debt or trust deed and had been assigned to such landlord, mortgagee, receiver, Lender or other secured party.

         Although the foregoing provisions shall be self-operative and no future instrument of subordination shall be required, upon request by Lessor, Lessee shall execute and deliver whatever instruments may be required for such purposes, and in the event Lessee fails so to do within 10 days after demand, Lessee does hereby make, constitute and irrevocably appoint Lessor as its agent and attorney-in-fact and in its name, place and stead so to do, which appointment shall be deemed coupled with an interest.

         In the event any purchaser or assignee of Lender at a foreclosure sale acquires title to any of the Properties, or in the event Lender or any assignee otherwise succeeds to the rights of Lessor as landlord under this Lease, Lessee shall attorn to Lender or such purchaser or assignee, as the case may be (a "Successor Lessor"), and recognize the Successor Lessor as lessor under this Lease, and, if the Successor Lessor in its sole discretion elects to recognize Lessee's tenancy under this Lease, this Lease shall continue in full force and effect as a direct lease between the Successor Lessor and Lessee, provided that the Successor Lessor shall only be liable for any obligations of the lessor under this Lease which accrue after the date that such Successor Lessor acquires title. The foregoing provision shall be self operative and effective without the execution of any further instruments.

         Lessee shall give written notice to any lender of Lessor having a recorded lien upon any of the Properties or any part thereof of which Lessee has been notified of any breach or default by Lessor of any of its obligations under this Lease simultaneously with the giving of such notice to Lessor, and Lessee shall give such lender at least 60 days from the date such notice is given before Lessee may exercise any remedy with respect thereto. Upon request by Lessor, Lessee shall also provide the most recent consolidated financial statements of the Lessee Entities to Lessor or any such lender and certify the continuing accuracy of such financial statements in such manner as Lessor or such lender may reasonably request.

         26. ESTOPPEL CERTIFICATE. A. At any time, and from time to time, Lessee shall, promptly and in no event later than fifteen (15) days after a request from Lessor or Lender, execute, acknowledge and deliver to Lessor or Lender a certificate in the form supplied by Lessor, Lender or any present or proposed mortgagee or purchaser designated by Lessor, certifying: (i) that Lessee has accepted the Properties (or, if Lessee has not done so, that Lessee has not accepted the Properties, and specifying the reasons therefor); (ii) that this Lease is in full force and effect and has not been modified (or if modified, setting forth all modifications), or, if this Lease is not in full force and effect, the certificate shall so specify the reasons therefor; (iii) the commencement and expiration dates of the Lease Term, including the terms of any extension options of Lessee; (iv) the date to which the rentals have been paid under this Lease and the amount thereof then payable; (v) whether there are then any existing defaults by Lessor in the performance of its obligations under this Lease, and, if there are any such defaults, specifying the nature and extent thereof; (vi) that no notice has been received by Lessee of any default under this Lease which has not been cured, except as to defaults specified in the certificate; (vii) the capacity of the person executing such certificate, and that such person is duly authorized to execute the same on behalf of Lessee;
(viii) that neither Lessor nor Lender has actual involvement in the management or control of decision making related to the operational aspects or the day-to-day operations of the Properties; and (ix) any other information reasonably requested by Lessor, Lender or such present or proposed mortgagee or purchaser.

         B. If Lessee shall fail or refuse to sign a certificate in accordance with the provisions of this Section within fifteen (15) days following a request by Lessor, Lessee irrevocably constitutes and appoints Lessor as its attorney-in-fact to execute and deliver the certificate to any such third party, it being stipulated that such power of attorney is coupled with an interest and is irrevocable and binding; provided, however, that Lessor's execution and delivery of such certificate on behalf of Lessee shall not cure any default arising by reason of Lessee's failure to execute and deliver such certificate.

         27. ASSIGNMENT. A. If Lender shall succeed to the rights of Lessor as landlord under this Lease, whether through foreclosure of the liens of the Mortgages, deeds-in-lieu of foreclosure or otherwise, Lender, as lessor, shall have the right to sell or convey all, but not less than all, of the Properties or to assign its right, title and interest as Lessor under this Lease in whole, but not in part. In the event of any such sale or assignment other than a security assignment, Lessee shall attorn to such purchaser or assignee and Lessor shall be relieved, from and after the date of such transfer or conveyance, of liability for the performance of any obligation of Lessor contained herein, except for obligations or liabilities accrued prior to such assignment or sale (provided, however, nothing in this Section 27 shall impose liability on Lender or such purchaser or assignee, as lessor, for the obligations of Lessor accruing under this Lease prior to the time Lender or such purchaser or assignee, as the case may be, succeeds to Lessor's rights as lessor under this Lease). Otherwise, and except as permitted pursuant to the Loan Documents, Lessor shall not have the right to sell or convey the Properties or to assign its right, title and interest as lessor under this Lease in whole or in part.

         B. Lessee acknowledges that Lessor has relied both on the business experience and creditworthiness of Lessee and upon the particular purposes for which Lessee intends to use the Properties in entering into this Lease.

Without the prior written consent of Lessor: (i) Lessee shall not assign, transfer, convey, pledge or mortgage this Lease or any interest therein, whether by operation of law or otherwise; (ii) a majority of the voting stock of Lessee shall not be transferred; and (iii) except as provided below, Lessee shall not sublet all or any part of any of the Properties (each of items (i) through (iii) are hereinafter referred to as a "Prohibited Transaction"). In addition, no interest in any of the Lessee Parties, or in any individual or person owning directly or indirectly any interest in any of the Lessee Parties, shall be transferred, assigned or conveyed to any individual or person whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations and/or who is in violation of any of the OFAC Laws and Regulations, and any such transfer, assignment or conveyance shall not be effective until the transferee has provided written certification to Lessor that (A) the transferee or any person who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations, and
(B) the transferee has taken reasonable measures to assure that any individual or entity who owns directly or indirectly any interest in transferee, is not an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of the OFAC Laws and Regulations; provided, however, the covenant contained in this sentence shall not apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity.

         Lessor's consent to a Prohibited Transaction shall be subject to the satisfaction of such conditions as Lessor shall determine in its sole discretion, including, without limitation, (i) Lessor having obtained the consent of Lender to the Prohibited Transaction, (ii) Lessee having executed and delivered such modifications to the terms of this Lease as Lessor shall request, (iii) the Prohibited Transaction having been approved by each of the rating agencies which have issued ratings in connection with any Securitization, (iv) the proposed transferee, as applicable, having assumed this Lease (as modified pursuant to clause (ii) above), (v) payment to Lessor of any rentals owing under a sublease which are in excess of any rentals owing under this Lease, and (vi) the proposed transferee having satisfactory creditworthiness and satisfactory experience operating a Permitted Concept. In addition, any such consent shall be conditioned upon the payment by Lessee to Lessor of (x) a fee equal to one percent (1%) of the then outstanding principal balance of the Notes and (y) all out-of-pocket costs and expenses incurred by Lessor in connection with such consent, including, without limitation, reasonable attorneys' fees. The provisions of this Section shall apply to every Prohibited Transaction regardless of whether voluntary or not, or whether or not Lessor has consented to any previous Prohibited Transaction. No assignment of this Lease or subletting of any of the Properties shall relieve Lessee of its obligations under this Lease or any guarantor of this Lease of any of its obligations under its guaranty. Any Prohibited Transaction in violation of this Section shall be voidable at the sole option of Lessor.

         C. Notwithstanding the provisions of Section 27.B, Lessee shall have the right to sublease any of the Properties to an Affiliate of Lessee, without the prior written consent of Lessor or Lender, if each of the following conditions are satisfied:

                  (1) no Event of Default shall have occurred and be continuing under this Lease as of the effective date of the applicable sublease;

                  (2) any such sublease shall be subordinate to this Lease and the Mortgage corresponding to the Property to which such sublease relates;

                  (3) Lessee shall remain liable under this Lease notwithstanding such subleases;

                  (4) the Properties subject to such subleases shall be used as a Permitted Concept and shall otherwise be operated and maintained in accordance with the terms and conditions of this Lease; and

                  (5) the form of sublease is reasonably acceptable to Lessor and Lender.

         Within 10 days after the execution of each sublease, Lessee shall provide Lessor and Lender with a notice of such sublease and a photocopy of the fully executed sublease.

         28. NOTICES. All notices, consents, approvals or other instruments required or permitted to be given by either party pursuant to this Lease shall be in writing and given by (i) hand delivery, (ii) express overnight delivery service or (iii) certified or registered mail, return receipt requested, and shall be deemed to have been delivered upon (a) receipt, if hand delivered, (b) the next Business Day, if delivered by express overnight delivery service, or (c) the third Business Day following the day of deposit of such notice with the United States Postal Service, if sent by certified or registered mail, return receipt requested. Notices shall be provided to the parties and addresses (or facsimile numbers, as applicable) specified below:

            If to Lessee:             J. Alexander's Restaurants, Inc.
                                      3401 West End Avenue, Suite 260
                                      Nashville, TN 37203
                                      Attention:  R. Gregory Lewis

            If to Lessor:             JAX Real Estate, LLC
                                      3401 West End Avenue, Suite 260
                                      Nashville, TN 37203
                                      Attention:  R. Gregory Lewis

or to such other address or such other person as either party may from time to time hereafter specify to the other party in a notice delivered in the manner provided above. No such notices, consents, approvals or other communications shall be valid unless Lender receives a duplicate original thereof at the following address:

                                      GE Capital Franchise Finance Corporation
                                      17207 North Perimeter Drive
                                      Scottsdale, AZ  85255
                                      Attention:     General Counsel

or to such other address or such other person as Lender may from time to time specify to Lessor and Lessee in a notice delivered in the manner provided above.

         29. HOLDING OVER. If Lessee remains in possession of any of the Properties after the expiration of the term hereof, Lessee, at Lessor's option and within Lessor's sole discretion, may be deemed a tenant on a month-to-month basis and shall continue to pay rentals and other sums in the amounts herein provided, except that the Base Monthly Rental shall be automatically doubled, and comply with all the terms of this Lease; provided that nothing herein nor the acceptance of rent by Lessor shall be deemed a consent to such holding over. Lessee shall defend, indemnify, protect and hold the Indemnified Parties harmless from and against any and all Losses resulting from Lessee's failure to surrender possession upon the expiration of the Lease Term, including, without limitation, any claims made by any succeeding lessee.

         30. LANDLORD'S LIEN/SECURITY INTEREST. (a) Lessee agrees that Lessor shall have a landlord's lien, and additionally hereby separately grants to Lessor a first and prior security interest, in, on and against Lessee's right, title and interest in and to the Personal Property, which lien and security interest shall secure the payment of all rental and other charges payable by Lessee to Lessor under the terms hereof and all other obligations of Lessee to Lessor under this Lease. Except as contemplated by paragraph (b) below, Lessee shall maintain title to the Personal Property (other than the Leased Personal Property, which Lessee shall maintain a leasehold interest in during the term of the corresponding equipment lease), free and clear of all liens, encumbrances, charges and security interests of any nature whatsoever. Lessee authorizes Lessor to file financing statements with respect to the Personal Property, continuation statements with respect thereto, and any amendments to such financing statements which may be necessitated by reason of any of the changes described in the last sentence of this Section. Furthermore, at any time, and from time to time, Lessee shall, promptly and in no event later than fifteen (15) days after a request from Lessor, execute, acknowledge and deliver to Lessor such financing statements and other documents as Lessor may then deem appropriate or necessary to perfect and maintain said lien and security interest. Lessee expressly acknowledges and agrees that, in addition to any and all other rights and remedies of Lessor whether hereunder or at law or in equity, in the event of any default of Lessee hereunder, Lessor shall have any and all rights and remedies granted a secured party under the Uniform Commercial Code then in effect in the state of Arizona and in the states where the Properties are located (the "UCC"). Lessee represents that its exact legal name and state of incorporation is as set forth in the first paragraph of this Lease. Lessee shall preserve its current form of organization and shall not change its legal name, its state of formation, nor, in one transaction or a series of related transactions, merge with or into, or consolidate with, any other entity without providing, in each case, Lessor with thirty (30) days' prior written notice and obtaining Lessor's prior written consent (to the extent such consent is required under Section 27 of this Lease). Lessee agrees that, notwithstanding any provision in the UCC to the contrary, Lessee shall not file a termination statement of any financing statement filed by Lessor in connection with any security interest granted under this Lease if Lessor reasonably objects to the filing of such termination statement.

         (b) Lessee shall not remove or allow to be removed from the Properties the Personal Property, or any part thereof, without the prior written consent of Lessor; provided that, Lessor's prior written consent shall not be required with respect to (i) Lessee selling inventory in the ordinary course of its business, (ii) Lessee removing items of Personal Property from the Properties to the extent they are no longer necessary, in Lessee's reasonable business judgment, for the operation of a Permitted Concept, and
(iii) Lessee removing items of Personal Property from the Properties for purposes of replacement with like property of equal or greater value and repair in the ordinary course of business. Lessee shall at all times keep and maintain the Personal Property in good order, repair and condition, ordinary wear and tear excepted, and will promptly replace any part thereof that from time to time may become obsolete, badly worn or in a state of disrepair or, if supplies, be consumed in the normal course of Lessee's business operations. Lessor shall have a lien on and security interest in all replacements and all replacements shall be free of any other lien, security interest or encumbrance of any nature, including any purchase money lien or security interest. Lessee shall not transfer or permit any transfer of any part of the Personal Property to be made or any interest therein to be created by way of a sale (except as permitted below), by way of a grant of a security interest, or by way of a levy or other judicial process. Lessee may sell or dispose of only that part of the Personal Property that either (i) is inventory, (ii) will be replaced by Lessee like property of equal or greater value, or (iii) is no longer necessary, in Lessee's reasonable business judgment, for the operation of a Permitted Concept.

         (c) Lessee hereby assigns to Lessor any landlord's liens and/or security interests granted to Lessee or afforded by statute or common law against any Personal Property of any subtenant of the Properties.

         31. REMOVAL OF PERSONAL PROPERTY. At the expiration of the Lease Term, and if Lessee is not then in breach hereof, Lessee may remove all Personal Property from the Properties. Lessee shall repair any damage caused by such removal and shall leave the Properties broom clean and in good and working condition and repair inside and out. Any property of Lessee left on the Properties on the tenth day following the expiration of the Lease Term shall, at Lessor's option, automatically and immediately become the property of Lessor.

         32. FINANCIAL STATEMENTS. Within 45 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year of Lessee, Lessee shall deliver to Lessor and Lender (i) complete consolidated financial statements of the Lessee Parties and their consolidated Affiliates including a balance sheet, profit and loss statement, statement of cash flows and all other related schedules for the fiscal period then ended; and (ii) income statements for the business at each of the Properties. All such financial statements shall be prepared in accordance with GAAP from period to period (other than the income statements for the business at each of the Properties), and shall be certified to be accurate and complete in all material respects by Lessee (or the Treasurer or other appropriate officer of Lessee) to the best of its knowledge. Lessee understands that Lessor and Lender will rely upon such financial statements and Lessee represents that such reliance is reasonable. In the event the property and business at the Properties is ordinarily consolidated with other business for financial statement purposes, such financial statements shall be prepared on a consolidated basis showing separately the sales, profits and losses pertaining to each of the Properties with the basis for allocation of overhead of other charges being clearly set forth. The financial statements delivered to Lessor and Lender need not be audited, but Lessee shall deliver to Lessor and Lender copies of any audited consolidated financial statements of the Lessee Parties which may be prepared, as soon as they are available.

         33. FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, acts of God, enemy or hostile governmental action, civil commotion, fire or other casualty beyond the control of the party obligated to perform shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except the obligations imposed with regard to rental and other monies to be paid by Lessee pursuant to this Lease and any indemnification obligations imposed upon Lessee under this Lease.

         34. TIME IS OF THE ESSENCE. Time is of the essence with respect to each and every provision of this Lease in which time is a factor.

         35. LESSOR'S LIABILITY. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by Lessor, that (i) there shall be absolutely no personal liability on the part of Lessor, its successors or assigns and the trustees, members, partners, shareholders, officers, directors, employees and agents of Lessor and its successors or assigns, to Lessee with respect to any of the terms, covenants and conditions of this Lease, (ii) Lessee waives all claims, demands and causes of action against the trustees, members, partners, shareholders, officers, directors, employees and agents of Lessor and its successors or assigns in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, and (iii) Lessee shall look solely to the Properties for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any of the terms, covenants and conditions of this Lease to be performed by Lessor, or any other matter in connection with this Lease or the Properties, such exculpation of liability to be absolute and without any exception whatsoever.

         36. CONSENT OF LESSOR. (a) Unless specified otherwise herein, Lessor's consent to any request of Lessee may be conditioned or withheld in Lessor's sole discretion. Lessor shall have no liability for damages resulting from Lessor's failure to give any consent, approval or instruction reserved to Lessor, Lessee's sole remedy in any such event being an action for injunctive relief.

         (b) It is understood and agreed that to the extent Lessor is required to obtain the consent, approval, agreement or waiver of Lender with respect to a matter for which Lessor's approval has been requested under this Lease, Lessor shall in no event be deemed to have unreasonably withheld Lessor's consent, approval, agreement or waiver thereof if Lender shall not have given its approval if required.

         37. WAIVER AND AMENDMENT. No provision of this Lease shall be deemed waived or amended except by a written instrument unambiguously setting forth the matter waived or amended and signed by the party against which enforcement of such waiver or amendment is sought. Waiver of any matter shall not be deemed a waiver of the same or any other matter on any future occasion. No acceptance by Lessor of an amount less than the monthly rent and other payments stipulated to be due under this Lease shall be deemed to be other than a payment on account of the earliest such rent or other payments then due or in arrears nor shall any endorsement or statement on any check or letter accompanying any such payment be deemed a waiver of Lessor's right to collect any unpaid amounts or an accord and satisfaction.

         38. SUCCESSORS BOUND. Except as otherwise specifically provided herein, the terms, covenants and conditions contained in this Lease shall bind and inure to the benefit of the respective heirs, successors, executors, administrators and assigns of each of the parties hereto.

         39. NO MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not result in a merger of Lessor's and Lessee's estates, and shall, at the option of Lessor, either terminate any or all existing subleases or subtenancies, or operate as an assignment to Lessor of any or all of such subleases or subtenancies.

         40. CAPTIONS. Captions are used throughout this Lease for convenience of reference only and shall not be considered in any manner in the construction or interpretation hereof.

         41. SEVERABILITY. The provisions of this Lease shall be deemed severable. If any part of this Lease shall be held unenforceable by any court of competent jurisdiction, the remainder shall remain in full force and effect, and such unenforceable provision shall be reformed by such court so as to give maximum legal effect to the intention of the parties as expressed therein.

         42. CHARACTERIZATION. A. It is the intent of the parties hereto that the business relationship created by this Lease and any related documents is solely that of a long-term commercial lease between landlord and tenant and has been entered into by both parties in reliance upon the economic and legal bargains contained herein. None of the agreements contained herein, is intended, nor shall the same be deemed or construed, to create a partnership between Lessor and Lessee, to make them joint venturers, to make Lessee an agent, legal representative, partner, subsidiary or employee of Lessor, nor to make Lessor in any way responsible for the debts, obligations or losses of Lessee.

         B. Lessor and Lessee acknowledge and warrant to each other that each has been represented by independent counsel and has executed this Lease after being fully advised by said counsel as to its effect and significance. This Lease shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party which prepared the instrument, the relative bargaining powers of the parties or the domicile of any party. Whenever in this Lease any words of obligation or duty are used, such words or expressions shall have the same force and effect as though made in the form of a covenant.

         43. EASEMENTS. During the Lease Term, Lessor agrees to grant such utility, access or other similar easements on, over, under and above any of the Properties as Lessee may request, provided that such easements are reasonably required for the operation of such Property as a Permitted Concept and will not decrease the value of such Property. During the Lease Term, Lessor shall also have the right to grant any utility, access or other similar easements on, over, under and above any of the Properties which are not requested by Lessee, provided that Lessee's prior written consent is obtained, such consent not to be unreasonably withheld or delayed.

         44. BANKRUPTCY. A. As a material inducement to Lessor executing this Lease, Lessee acknowledges and agrees that Lessor is relying upon (i) the financial condition and specific operating experience of Lessee and Lessee's obligation to use each of the Properties specifically in accordance with system-wide requirements imposed from time to time on Permitted Concepts, (ii) Lessee's timely performance of all of its obligations under this Lease as to all Properties notwithstanding the entry of an order for relief under the Code for Lessee and (iii) all defaults under this Lease as to all Properties being cured promptly and this Lease being assumed within 60 days of any order for relief entered under the Code for Lessee, or this Lease being rejected within such 60 day period and the Properties surrendered to Lessor.

         Accordingly, in consideration of the mutual covenants contained in this Lease and for other good and valuable consideration, Lessee hereby agrees that:

         (i) All obligations that accrue or become due under this Lease (including the obligation to pay rent), from and after the date that an Action is commenced shall be timely performed exactly as provided in this Lease and any failure to so perform shall be harmful and prejudicial to Lessor;

         (ii) Any and all obligations under this Lease that accrue or become due from and after the date that an Action is commenced and that are not paid as required by this Lease shall, in the amount of such rents, constitute administrative expense claims allowable under the Code with priority of payment at least equal to that of any other actual and necessary expenses incurred after the commencement of the Action;

         (iii) Any extension of the time period within which Lessee may assume or reject this Lease without an obligation to cause all obligations accruing or coming due under this Lease from and after the date that an Action is commenced to be performed as and when required under this Lease shall be harmful and prejudicial to Lessor;

         (iv) Any time period designated as the period within which Lessee must cure all defaults and compensate Lessor for all pecuniary losses which extends beyond the date of assumption of this Lease shall be harmful and prejudicial to Lessor;

         (v) Any assignment of this Lease must result in all terms and conditions of this Lease being assumed by the assignee without alteration or amendment, and any assignment which results in an amendment or alteration of the terms and conditions of this Lease without the express written consent of Lessor shall be harmful and prejudicial to Lessor;

         (vi) Any proposed assignment of this Lease to an assignee: (a) that will not use the Properties specifically as a Permitted Concept, or (b) that does not possess financial condition, operating performance and experience characteristics equal to or better than the financial condition, operating performance and experience of the Lessee Parties as of the Effective Date, shall be harmful and prejudicial to Lessor;

         (vii) The rejection (or deemed rejection) of this Lease for any reason whatsoever shall constitute cause for immediate relief from the automatic stay provisions of the Code, and Lessee stipulates that such automatic stay shall be lifted immediately and possession of the Properties will be delivered to Lessor immediately without the necessity of any further action by Lessor; and

         (viii) This Lease shall at all times be treated as consistent with the specific characterizations set forth in Section 3 of this Lease, and assumption or rejection of this Lease shall be (a) in its entirety, (b) for all of the Properties, and (c) in strict accordance with the specific terms and conditions of this Lease.

         B. No provision of this Lease shall be deemed a waiver of Lessor's rights or remedies under the Code or applicable law to oppose any assumption and/or assignment of this Lease, to require timely performance of Lessee's obligations under this Lease, or to regain possession of the Properties as a result of the failure of Lessee to comply with the terms and conditions of this Lease or the Code.

         C. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as such, shall constitute "rent" for the purposes of the Code.

         D. For purposes of this Section addressing the rights and obligations of Lessor and Lessee in the event that an Action is commenced, the term "Lessee" shall include Lessee's successor in bankruptcy, whether a trustee, Lessee as debtor in possession or other responsible person. 45. NO OFFER. No contractual or other rights shall exist between Lessor and Lessee with respect to the Properties until both have executed and delivered this Lease, notwithstanding that deposits may have been received by Lessor and notwithstanding that Lessor may have delivered to Lessee an unexecuted copy of this Lease. The submission of this Lease to Lessee shall be for examination purposes only, and does not and shall not constitute a reservation of or an option for Lessee to lease or otherwise create any interest on the part of Lessee in the Properties.

         46. OTHER DOCUMENTS. Each of the parties agrees to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, documents and assurances as may be reasonably required or deemed advisable to carry into effect the purposes of this Lease, to perfect any lien or security interest granted in this Lease and for the better assuring and confirming of all of Lessor's rights, powers and remedies under this Lease.

         47. ATTORNEYS' FEES. In the event of any judicial or other adversarial proceeding between the parties concerning this Lease, to the extent permitted by law, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and other costs in addition to any other relief to which it may be entitled. In addition, Lessor shall, upon demand, be entitled to all attorneys' fees and all other costs incurred in the preparation and service of any notice or demand hereunder, whether or not a legal action is subsequently commenced.

         48. ENTIRE AGREEMENT. This Lease and any other instruments or agreements referred to herein constitute the entire agreement between the parties with respect to the subject matter hereof, and there are no other representations, warranties or agreements except as herein provided. Without limiting the foregoing, Lessee specifically acknowledges that neither Lessor nor any agent, officer, employee or representative of Lessor has made any representation or warranty regarding the projected profitability of the business to be conducted on the Properties. Furthermore, Lessee acknowledges that Lessor did not prepare or assist in the preparation of any of the projected figures used by Lessee in analyzing the economic viability and feasibility of the business to be conducted by Lessee at the Properties.

         49. FORUM SELECTION; JURISDICTION; VENUE; CHOICE OF LAW. Lessee acknowledges that this Lease was substantially negotiated in the State of Arizona, the Lease was executed and delivered in the State of Arizona, all payments under this Lease will be delivered in the State of Arizona (unless otherwise directed by Lessor or its successors) and there are substantial contacts between the parties and the transactions contemplated herein and the State of Arizona. For purposes of any action or proceeding arising out of this Lease, the parties hereto expressly submit to the non-exclusive jurisdiction of all federal and state courts located in the State of Arizona. Lessee and Lessor consent that they may be served with any process or paper by registered mail or by personal service within or without the State of Arizona in accordance with applicable law. Furthermore, Lessee and Lessor waive and agree not to assert in any such action, suit or proceeding that they are not personally subject to the jurisdiction of such courts, that the action, suit or proceeding is brought in an inconvenient forum or that venue of the action, suit or proceeding is improper. The creation of this Lease, the creation and perfection of the liens and security interests granted herein and the rights and remedies of Lessor with respect to the Properties, as provided herein and by the laws of the states in which the Properties are located, as applicable, shall be governed by and construed in accordance with the internal laws of the states in which the Properties are located, as applicable, without regard to principles of conflicts of law. With respect to other provisions of this Lease, this Lease shall be governed by the internal laws of the State of Arizona, without regard to its principles of conflicts of law. Nothing contained in this Section shall limit or restrict the right of Lessor or Lessee to commence any proceeding in the federal or state courts located in the states in which the Properties are located to the extent Lessor or Lessee deems such proceeding necessary or advisable to exercise remedies available under this Lease.

         50. COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall be deemed an original.

         51. MEMORANDUM OF MASTER LEASE. Concurrently with the execution of this Lease, Lessor and Lessee are executing the Memorandum to be recorded in the applicable real property records with respect to each of the Properties. Further, upon Lessor's request, Lessee agrees to execute and acknowledge a termination of lease and/or quit claim deed in recordable form with respect to each of the Properties to be held by Lessor until the expiration or sooner termination of the Lease Term.

         52. NO BROKERAGE. Lessor and Lessee represent and warrant to each other that they have had no conversation or negotiations with any broker concerning the leasing of the Properties. Each of Lessor and Lessee agrees to protect, indemnify, save and keep harmless the other, against and from all liabilities, claims, losses, costs, damages and expenses, including attorneys' fees, arising out of, resulting from or in connection with their breach of the foregoing warranty and representation.

         53. WAIVER OF JURY TRIAL AND PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES. LESSOR AND LESSEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR ITS SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LESSOR AND LESSEE, LESSEE'S USE OR OCCUPANCY OF ANY OF THE PROPERTIES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. THIS WAIVER BY THE PARTIES HERETO OF ANY RIGHT EITHER MAY HAVE TO A TRIAL BY JURY HAS BEEN NEGOTIATED AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN. FURTHERMORE, LESSEE AND LESSOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES FROM THE OTHER AND ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY AND ALL ISSUES PRESENTED IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER OR ANY OF THE OTHER'S AFFILIATES, OFFICERS, DIRECTORS OR EMPLOYEES OR ANY OF THEIR SUCCESSORS WITH RESPECT TO ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE OR ANY DOCUMENT CONTEMPLATED HEREIN OR RELATED HERETO. THE WAIVER BY LESSEE AND LESSOR OF ANY RIGHT THEY MAY HAVE TO SEEK PUNITIVE, CONSEQUENTIAL, SPECIAL AND INDIRECT DAMAGES HAS BEEN NEGOTIATED BY THE PARTIES HERETO AND IS AN ESSENTIAL ASPECT OF THEIR BARGAIN.

         54. RELIANCE BY ENVIRONMENTAL INSURER. Lessee acknowledges and agrees that Environmental Insurer may rely on the representations, warranties and covenants set forth in Sections 6.L, 16 and 19.B of this

Lease, that Environmental Insurer is an intended third-party beneficiary of such representations, warranties and covenants and that Environmental Insurer shall have all rights and remedies available at law or in equity as a result of a breach of such representations, warranties and covenants, including to the extent applicable, the right of subrogation.

         55. LENDER'S RIGHTS. A. Lessee acknowledges and agrees that (i) Lessor has collaterally assigned all of its right, title and interest under this Lease to Lender pursuant to the Loan Documents and (ii) upon the exercise of Lender's remedies set forth in such Loan Documents, all of the rights, powers and privileges of Lessor shall be deemed the rights, powers and privileges of Lender and Lender shall be entitled to exercise all of the rights and remedies of "Lessor" under this Lease. Lessee hereby consents to, and no further consent by Lessee shall be required for, any further assignment of rights of Lessor hereunder or in connection with any transfer by Lender. All notices, certificates, reports or other information required to be delivered to Lessor under this Lease shall be delivered simultaneously to Lender in accordance with the provisions of Section 28. Notwithstanding any provision herein to the contrary, the collateral assignment of this Lease to Lender shall not be deemed to create any obligation of or liability for Lender.

         B. Lessee acknowledges and agrees that Lender may rely on all of the representations, warranties and covenants set forth in this Lease, that Lender is an intended third-party beneficiary of such representations, warranties and covenants and that Lender shall have all rights and remedies available at law or in equity as a result of a breach of such representations, warranties and covenants, including to the extent applicable, the right of subrogation.

         C. Lessee agrees that any consent, approval, agreement or waiver provided by Lessor pursuant to this Lease shall not be valid unless consented to in writing by Lender.

         56. DOCUMENT REVIEW. In the event Lessee makes any request upon Lessor requiring Lessor or the attorneys of Lessor to review and/or prepare (or cause to be reviewed and/or prepared) any documents, plans, specifications or other submissions in connection with or arising out of this Lease, then Lessee shall (x) reimburse Lessor upon demand therefor for all out-of-pocket costs and expenses incurred by Lessor in connection with such review and/or preparation, including, without limitation, reasonable attorneys' fees, and (y) pay Lessor a reasonable processing and review fee.

         57. OFAC LAWS AND REGULATIONS. Lessee shall immediately notify Lessor in writing if any individual or entity owning directly or indirectly any interest in any of the Lessee Parties or any director, officer, member, manager or partner of any of such holders is an individual or entity whose property or interests are subject to being blocked under any of the OFAC Laws and Regulations or is otherwise in violation of any of the OFAC Laws and Regulations, or is under investigation by any governmental entity for, or has been charged with, or convicted of, drug trafficking, terrorist-related activities or any violation of Anti-Money Laundering Laws, has been assessed civil penalties under these or related laws, or has had funds seized or forfeited in an action under these or related laws; provided, however, the covenant contained in this sentence shall not apply to any Person to the extent that such Person's interest is in or through a U.S. Publicly-Traded Entity.

         58. CONDOMINIUM. Lessee acknowledges that the Property located at 19200 Haggerty Road, Livonia, Michigan (FFC No. 8001-4153; Unit No. 17) (the "Condominium Property") is a condominium unit. During the Lease Term, Lessee shall promptly pay, perform and comply with all obligations imposed on the owner of the Condominium Property by the applicable condominium declaration, by-laws and related documents (collectively, the "Condominium Documents") and shall provide Lessor with copies of any notices received by Lessee from the condominium board, its managing agent or from the owner of any other condominium unit, including, without limitation, notices asserting or claiming a default or breach by Lessee under the Condominium Documents, such copies to be provided to Lessor within five (5) days after Lessee's receipt of the applicable notice. Lessee shall indemnify, protect, defend and hold harmless each of the Indemnified Parties from and against any and all Losses (excluding Losses suffered by an Indemnified Party arising out of the gross negligence or willful misconduct of such Indemnified Party; provided, however, that the term "gross negligence" shall not include gross negligence imputed as a matter of law to any of the Indemnified Parties solely by reason of Lessor's interest in the Condominium Property or Lessor's failure to act in respect of matters which are or were the obligation of Lessee under this Lease) caused by, incurred or resulting from Lessee's failure to pay, perform and comply with the terms and conditions of the Condominium Documents or this Section. If Lessee fails to pay, perform or comply with any of its obligations under the Condominium Documents or this Section, Lessor may pay or perform such obligations; provided, however, in no event shall Lessor be obligated to pay or perform such obligations, and in no event shall payment or performance of such obligations by Lessor constitute a cure of any Event of Default arising under this Lease as a result of Lessee's failure to pay, perform or comply with such obligations. Any amounts disbursed by Lessor as a result of Lessor's performance of such obligations shall bear interest at the Default Rate from and including the date of such advance to and including the date such advance is repaid.

         IN WITNESS WHEREOF, Lessor and Lessee have entered into this Lease as of the Effective Date.

                                LESSOR:

                                JAX REAL ESTATE, LLC,
                                a Delaware limited liability company



                                By /s/ R. Gregory Lewis
                                   --------------------------------------------
                                   R. Gregory Lewis
                                   Its Vice President and Treasurer

                                LESSEE:

                                J. ALEXANDER'S RESTAURANTS, INC., a Tennessee corporation



                                By /s/ R. Gregory Lewis
                                   --------------------------------------------
                                   R. Gregory Lewis
                                   Its Vice President -- Finance


                                U.S. Federal Tax Identification Number:

                                62-1156278

                                Organization Identification Number:

                                0124773

                                Principal Place of Business:

                                Nashville, Tennessee

                               POWER OF ATTORNEY

         Lessor may act as attorney-in-fact or otherwise on behalf of Lessee pursuant to Sections 25 and 26 of this Lease. This power of attorney is coupled with an interest, is durable and is not affected by subsequent disability or incapacity of the principal or lapse of time.


         /s/ JSB                            /s/ RGY
         -------                            -------
         Witness                            Lessee


                                    WITNESS

         In accordance with the requirements of Arizona Revised Statutes
Section 14-5506 and other applicable law, the undersigned has executed this Lease for the purpose of witnessing the grant of the powers of attorney by Lessee to Lessor.



                                            /s/ Janice S. Bott
                                            -----------------------------------

STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )


         Before me, a notary public in and for said county and state, appeared
R. Gregory Lewis, Vice President and Treasurer of JAX Real Estate, LLC, a Delaware limited liability company, who acknowledged to me that he/she did execute the foregoing instrument and the same is his/her free act and deed, personally and on behalf of said limited liability company.

         In testimony whereof, I have hereunto subscribed my name, and affixed my official seal at Scottsdale, Arizona this 29th day of October, 2002.


                                            /s/ Notary Public
                                            -----------------------------------
                                                          Notary Public

My Commission Expires


February 29, 2004
-----------------------------------

STATE OF ARIZONA                            )
                                            ) SS.
COUNTY OF MARICOPA                          )

         Before me, a notary public in and for said county and state, appeared
R. Gregory Lewis, Vice President -- Finance of J. Alexander's Restaurants, Inc., a Tennessee corporation, who acknowledged to me that he/she did execute the foregoing instrument and the same is his/her free act and deed, personally and on behalf of said corporation.

         In testimony whereof, I have hereunto subscribed my name, and affixed my official seal at Scottsdale, Arizona this _______ day of October, 2002.


                                            /s/ Notary Public
                                            -----------------------------------
                                                          Notary Public

My Commission Expires


February 29, 2004
-----------------------------------

Prepared by:

Mitchell S. Padover, Esq.
KUTAK ROCK LLP
Suite 300
8601 North Scottsdale Road
Scottsdale, Arizona 85253
Telephone:  (480) 429-5000
Facsimile:  (480) 429-5001

                                   EXHIBIT A

                                   PROPERTIES

                                    ADDRESS

-----------------------------------------------------------------------------
             PROPERTY
-----------------------------------------------------------------------------
             ADDRESS                     CITY            COUNTY       STATE
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
1721 Galleria Boulevard           Franklin          Williamson         TN
-----------------------------------------------------------------------------
7970 Washington Village Dr.       Dayton            Montgomery         OH
-----------------------------------------------------------------------------
7550 Vantage Drive                Columbus          Franklin           OH
-----------------------------------------------------------------------------
1410 16th Street                  Oak Brook         Du Page            IL
-----------------------------------------------------------------------------
3320 Galleria Circle              Hoover            Jefferson          AL
-----------------------------------------------------------------------------
11471 Metcalf Avenue              Overland Park     Johnson            KS
-----------------------------------------------------------------------------
2215 Hamilton Place Blvd.         Chattanooga       Hamilton           TN
-----------------------------------------------------------------------------
2670 North Germantown Pkwy.       Memphis           Shelby             TN
-----------------------------------------------------------------------------
19200 Haggerty Road               Livonia           Wayne              MI
-----------------------------------------------------------------------------
                                                          TOTAL
-----------------------------------------------------------------------------

                                   EXHIBIT B

                            LEASED PERSONAL PROPERTY

         Lessee occasionally leases the following items of Personal Property: trash dumpsters, CO2 canisters.